    As filed with the Securities and Exchange Commission on April 28, 2003


                                                      Registration Nos. 2-95501
                                                                      811-04209
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               -----------------


                        POST-EFFECTIVE AMENDMENT NO. 24


                                      AND

                            REGISTRATION STATEMENT
                                   UNDER THE
                        INVESTMENT COMPANY ACT OF 1940


                               AMENDMENT NO. 24


                               -----------------

                            MONY Series Fund, Inc.
              (Exact Name of Registrant as specified in Charter)

                    1740 Broadway, New York, New York 10019
                   (Address of principal executive offices)

                 Registrant's Telephone Number: (212) 708-2000

                               -----------------

                              Arthur Woods, Esq.
                              MONY Life Insurance
                                    Company
                                 1740 Broadway
                           New York, New York 10019
                             (Name and Address of
                              Agent for Service)

                               -----------------

It is proposed that this filing will become effective (check appropriate box) [_]immediately upon filing pursuant to paragraph (b) of Rule 485

[X]on May 1, 2003 pursuant to paragraph (b) of Rule 485

[_]60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]on [date] pursuant to paragraph (a)(1) of Rule 485
[_]75 days after filing pursuant to paragraph (a)(2) of Rule 485
[_]on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities:  Shares of Common Stock

================================================================================

                            MONY Series Fund, Inc.

                                  Prospectus

                               Dated May 1, 2003



                            Equity Income Portfolio
                            Equity Growth Portfolio
                       Intermediate Term Bond Portfolio
                           Long Term Bond Portfolio
                        Government Securities Portfolio
                            Money Market Portfolio
                             Diversified Portfolio


   Shares of each Portfolio are offered exclusively to certain registered separate accounts of MONY Life Insurance Company ("MONY") and MONY Life Insurance Company of America ("MONY America") as funding vehicles for certain variable annuity and variable life insurance contracts (the "Contracts") issued by MONY and MONY America, and are not offered directly to the public.

   An investment in a Portfolio of the Fund is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Fund involves investment risks, including possible loss of principal.


   The Securities and Exchange Commission ("SEC") has not approved or disapproved shares of the Fund or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            MONY Series Fund, Inc.
                                  Prospectus

                               Dated May 1, 2003



   No person may give any information or make any representations not contained in this Prospectus. If any other information is given or other representations are made, you must not rely on them as having been authorized by the Fund or the Fund's investment adviser. This Prospectus is not an offer in any State where such offering may not lawfully be made.


                                   Contents


                                                                           Page
                                                                           ----
The Fund..................................................................   1

  General Discussion of Risks.............................................   1

  Portfolio Information Key...............................................   2

  Equity Income Portfolio.................................................   2

  Equity Growth Portfolio.................................................   4

  Intermediate Term Bond Portfolio........................................   6

  Long Term Bond Portfolio................................................   8

  Government Securities Portfolio.........................................  10

  Money Market Portfolio..................................................  12

  Diversified Portfolio...................................................  14

  Fees and Expenses.......................................................  16

  Shareholder Fees........................................................  16

Management of the Fund....................................................  17

  Investment Adviser......................................................  17

  Custodian, Transfer Agent and Dividend Disbursing Agent.................  19

  Legal Proceedings.......................................................  19

Purchase and Redemption of Shares.........................................  19

Dividends, Distributions and Taxes........................................  21
Financial Highlights......................................................  22

Appendix A................................................................ A-1

Appendix B................................................................ B-1

                                   The Fund


   This Prospectus describes the seven Portfolios offered by the Fund. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment policies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective(s) and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective(s) of each Portfolio, and those investment restrictions of a Portfolio that are designated as fundamental, can only be changed with the approval of a majority of the outstanding shares of that Portfolio as defined in the Statement of Additional Information. However, each Portfolio's investment policies and the strategies by which it seeks its objective(s), and those investment restrictions not specifically designated as fundamental, may be changed by the Fund's board of directors (the "Board") without shareholder approval. For Portfolios whose investment strategies require that 80% be invested in certain designated investments, shareholders will be notified 60 days in advance of a change in the investment strategy.


General Discussion of Risks

   Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

   Equity Securities. In general, the values equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. The U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate causing a decline in the security's value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

   Income-Bearing Securities. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Financial risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations thereby causing a Portfolio to lose its investment in the security.

   In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

   Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

Portfolio Information Key

   Investment Objective--The Portfolio's particular investment goals.

   Investment Strategies--The strategies it intends to use in pursuing these investment objectives and the primary types of securities in which the Portfolio invests.

   Risk Factors--The major risk factors associated with the Portfolio.

   Investment Adviser Fees--The investment adviser fee charged for services performed for each Portfolio.

   Performance Bar Chart and Table--Provides information on returns over a period of time.

   Portfolio Management--The individual or group (including sub-advisers, if any) designated by the investment adviser to handle the Portfolio's day-to-day management.

   Financial Highlights--A table showing the Portfolio's financial performance for five years, by Portfolio. A bar chart showing total return allows you to compare the Portfolio's historical risk level to those of other funds.

Equity Income Portfolio
--------------------------------------------------------------------------------

Investment Objective The investment objective is capital appreciation combined with a high level of current income. The investment objective may only be changed with shareholder approval.


Investment Strategies This is a stock Portfolio that invests in companies with above average dividend yields. Dividend yield relative to the Standard and Poor's ("S&P") 500 Index average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for purchase a stock's yield must be greater than the S&P yield. The effect of this discipline is that a stock whose price rises faster than its dividend increases is sold. They will generally be listed on the New York Stock Exchange, although some may be traded over-the-counter. Primarily, the Portfolio will be invested in common stocks, but some convertible instruments and short-term obligations may be used. The Portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short-term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the Portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the Portfolio to meet its investment objective.


Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.

Risk Factors Stocks that have above average yields generally have larger market capitalizations, are more mature and should be less volatile than those held in the Equity Growth Portfolio. A high dividend yield provides some current income, represents a measure of value and generally dampens price volatility. Even though the Portfolio's stocks may be less volatile than the market, during periods of market decline, they will also decline. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Equity Income Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

                 Equity Income Portfolio--Annual Total Returns

                                    [CHART]



1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
----     ----     ----     ----     ----     ----     ----     ----     ----     ----
14.14%  0.78%   33.12%   19.76%    31.26%   12.63%    8.04%    6.07%   -10.97%  -15.14%




During the ten-year period shown in the bar chart, the highest return for a quarter was 16.14% (quarter ending June 30, 1997) and the lowest return for a quarter was -17.84% (quarter ending September 30, 2002).



----------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2002)    1 Year  5 Years 10 Years
----------------------------------------------------------------------
Equity Income Portfolio (Return Before Taxes) -15.14% -0.50%   8.91%
----------------------------------------------------------------------
S & P 500 Index                               -22.11% -0.59%   9.34%
----------------------------------------------------------------------



Returns of the S&P 500 Index do not reflect deductions for fees, expenses or taxes.


Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Equity Growth Portfolio
--------------------------------------------------------------------------------

Investment Objective The investment objective is capital appreciation. The investment objective may only be changed with shareholder approval.

Investment Strategies This is a stock Portfolio that invests in companies with above average earnings growth. The primary consideration in stock selection is the rate of earnings growth relative to the price. The Portfolio seeks companies that have a specific advantage (products, patents, sales force, management, etc.) which enables them to grow at a superior pace. They generally achieve their sales growth by selling more units, rather than depending on price increases alone. As many of the fastest growing companies currently are traded over-the-counter, this Portfolio will have correspondingly larger holdings of over-the-counter stocks. The Portfolio may take a temporary defensive position in attempting to respond to adverse market conditions by investing in short term instruments of the type invested in by the Money Market Portfolio. Only a small percentage of the Portfolio will be temporarily invested in such instruments and that alone is unlikely to impact the ability of the Portfolio to meet its investment objective.

Currently, the Portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.

Risk Factors In addition to general market risk, because this Portfolio holds smaller, newer companies that operate in fast changing environments, it will be more volatile in both rising and falling markets. Stocks that have higher earnings growth rates are generally in newer, more dynamic industries. They reinvest earnings in the business rather than pay dividends and sell at higher price to earnings ratios. Expectations are higher with these companies, as their investors typically want these companies to demonstrate quarter by quarter increases and such investors may be quick to sell if they disappoint. Individual stock risk and reward will be greater than in the Equity Income Portfolio. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Equity Growth Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

                 Equity Growth Portfolio--Annual Total Returns

                                    [CHART]


1993    1994    1995    1996    1997     1998    1999    2000    2001     2002
----    ----    ----    ----    ----     ----    ----    ----    ----     ----
9.71%   2.15%  30.54%  20.95%  30.68%   25.46%  37.98%  -8.46%  -19.29%  -22.67%




During the ten-year period shown in the bar chart, the highest return for a quarter was 22.27% (quarter ending December 31, 1999) and the lowest return for a quarter was -18.62% (quarter ending September 30, 2002).



----------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2002)    1 Year  5 Years 10 Years
----------------------------------------------------------------------
Equity Growth Portfolio (Return Before Taxes) -22.67% -0.22%   8.62%
----------------------------------------------------------------------
S & P 500 Index                               -22.11% -0.59%   9.34%
----------------------------------------------------------------------



Returns of the S&P 500 Index do not reflect deductions for fees, expenses or taxes.


Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Intermediate Term Bond Portfolio
--------------------------------------------------------------------------------

Investment Objective This Portfolio seeks to maximize income and capital appreciation through the investment in intermediate-maturity debt obligations. The investment objective may only be changed with shareholder approval.


Investment Strategies The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity between four and eight years under most circumstances. The Portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate Government/Credit Index and competing funds. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.


Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.


Risk Factors As with any fixed-income fund, the value of investments in the Portfolio can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond's price is to a movement in interest rates. Additionally, while the Portfolio will invest only in investment-grade securities, market prices for those securities can still vary independently of interest rate changes, depending on the market's evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Bond Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

            Intermediate Term Bond Portfolio--Annual Total Returns

                                    [CHART]



1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
----     ----     ----     ----     ----     ----     ----     ----     ----     ----
7.84%   -1.52%   14.82%   3.69%    7.70%    7.44%     0.23%    7.94%    8.51%    9.34%


During the ten-year period shown in the bar chart, the highest return for a quarter was 5.02% (quarter ending June 30, 1995) and the lowest return for a quarter was -1.90% (quarter ending March 31, 1994).


------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2002)             1 Year 5 Years 10 Years
------------------------------------------------------------------------------
Intermediate Term Bond Portfolio (Return Before Taxes) 9.34%   6.64%   6.51%
------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Index   9.82%   7.48%   7.08%
------------------------------------------------------------------------------



Returns of the Lehman Brothers Intermediate Government/Credit Index do not reflect deductions for fees, expenses or taxes.


Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Long Term Bond Portfolio
--------------------------------------------------------------------------------


Investment Objective This Portfolio seeks to maximize income and capital appreciation through the investment in long-maturity debt obligations. The investment objective may only be changed with shareholder approval.



Investment Strategies The Portfolio seeks to achieve its investment objective by investing in investment-grade fixed-income securities issued by a diverse mix of corporations, the U.S. Government and its agencies or instrumentalities, as well as mortgage-backed and asset-backed securities. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio is expected to have a dollar weighted average maturity of more than eight years under most circumstances. The Portfolio's benchmark goals are to outperform the Lehman Brothers Long Government/Credit Index and other competing funds. All securities in the Portfolio will be investment-grade at the time of purchase. An investment-grade security carries a minimum rating of credit quality issued by an independent rating agency at the time of purchase. Specific securities in the Portfolio can have expected maturities as short as one day, or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of longer than eight years. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategy.



Currently, the Portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.



Risk Factors As with any fixed-income fund, the value of the investments in the Portfolio can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 8 and 15 years. In general, bond prices tend move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond's price is to a movement in interest rates. Higher durations can be expected to be more price sensitive. Additionally, while the Portfolio will invest only in investment-grade securities, market prices for those securities can still vary independently of interest rate changes, depending on the market's evaluation of general credit conditions and liquidity. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Long Term Bond Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

                Long Term Bond Portfolio--Annual Total Returns

                                    [CHART]


1993     1994     1995     1996      1997     1998     1999     2000     2001   2002
----     ----     ----     ----      ----     ----     ----     ----     ----   ----
14.23%  -6.14%   30.04%   -0.31%    13.44%   10.08%   -7.60%   15.61%   6.28%  14.06%




During the ten-year period shown in the bar chart, the highest return for a quarter was 10.85% (quarter ending June 30, 1995) and the lowest return for a quarter was -6.29% (quarter ending March 31, 1996).


----------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2002)     1 Year 5 Years 10 Years
----------------------------------------------------------------------
Long Term Bond Portfolio (Return Before Taxes) 14.06%  7.35%   8.44%
----------------------------------------------------------------------
Lehman Brothers Long Government/Credit Index   14.84%  8.11%   9.04%
----------------------------------------------------------------------



Returns of the Lehman Brothers Long Government/Credit Index do not reflect deductions for fees, expenses or taxes.


Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Government Securities Portfolio
--------------------------------------------------------------------------------


Investment Objective This Portfolio seeks to maximize income and capital appreciation through the investment in the highest credit quality debt obligations. The investment objective may only be changed with shareholder approval.



Investment Strategies The Portfolio seeks to achieve its investment objective by investing in bonds, notes and other obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This may include obligations such as mortgage-backed securities that carry full agency or instrumentality guarantees. Specific securities in the portfolio can have expected maturities as short as one day or as long as 30 years or more, but the Portfolio as a whole is expected to have an average maturity of four to eight years. Under normal market conditions, at least 80% of the Portfolio's total assets will be invested in such securities. The Portfolio's benchmark objectives are to outperform the Lehman Brothers Intermediate U.S. Government Index and other competing funds. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.


Currently, the Portfolio does not engage in active and frequent trading of Portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the portfolio to incur additional transaction costs.

Risk Factors While the Portfolio invests in securities of the highest possible credit quality, the value of those investments can be expected to change with daily changes in the market level of interest rates. The Portfolio is expected to have an effective duration between 2 and 4 years. In general, bond prices move inversely with interest rate changes. Duration is a common measurement of how sensitive a bond price is to movement in interest rates. Neither the U.S. Government nor its agencies guarantee investments in the Portfolio. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and since inception compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

             Government Securities Portfolio--Annual Total Returns

                                    [CHART]


1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
----     ----     ----     ----     ----     ----     ----     ----     ----     ----
8.14%  -1.61%   10.89%    3.62%    7.18%    6.85%    0.66%     9.71%    6.58%    6.57%





During the period since inception shown in the bar chart, the highest return for a quarter was 4.11%


(quarter ending June 30, 1995) and the lowest return for a quarter was -1.85% (quarter ending March 31, 1994).



------------------------------------------------------------------------------
Average Annual Total Returns                                           Since
(for the periods ending December 31, 2002)            1 Year 5 Years Inception
------------------------------------------------------------------------------
Government Securities Portfolio (Return Before Taxes) 6.57%   6.03%    5.79%
------------------------------------------------------------------------------
Lehman Brothers Intermediate U.S. Government Index    9.63%   7.44%    6.91%
------------------------------------------------------------------------------



Returns of the Lehman Brothers Intermediate U.S. Government Index do not reflect deductions for fees, expenses or taxes.


Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Money Market Portfolio
--------------------------------------------------------------------------------

Investment Objective The Portfolio seeks to maximize current income while preserving capital and maintaining liquidity. The investment objective may only be changed with shareholder approval.

Investment Strategies To pursue its investment objective, the Portfolio invests primarily in high quality short-term money market instruments. The Portfolio invests primarily in U.S. dollar-denominated issues of corporations, U.S. Government and agency obligations, and asset-backed securities with remaining maturities of 397 days or less. The dollar-weighted average life to maturity of the securities held in the Portfolio will be 90 days or less. These securities include commercial paper, bankers' acceptances, certificates of deposit, time deposits, and other debt obligations. The Portfolio holds fixed and floating interest rate instruments. The Portfolio generally does not hold more than 5% of its assets in any one issuer. Please see Appendix A to this Prospectus for a more in-depth discussion as to the securities in which the Money Market Portfolio may invest.


Risk Factors As with any money market fund, the Portfolio will be subject to fluctuations in the level of current income due to reinvestment risk. Securities in the Portfolio may not yield as high a level of current income as securities with longer maturities or of lower quality. Such other securities generally possess a lesser degree of liquidity and greater market risk. The Portfolio seeks to minimize credit risk through careful selection of securities of approved issuers. Nevertheless, reinvestment risk and credit risk cannot be eliminated and these factors will affect the net asset value of the Portfolio. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Performance Bar Chart and Table


The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing the Portfolio's average annual returns for one, five and ten years. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.


                 Money Market Portfolio--Annual Total Returns

                                    [CHART]




1993     1994     1995     1996      1997     1998     1999     2000    2001   2002
----     ----     ----     ----      ----     ----     ----     ----    ----   ----
2.78%   3.89%     5.64%    5.12%    5.27%     5.25%   4.98%     6.11%   3.80%  1.50%




During the ten-year period shown in the bar chart, the highest return for a quarter was 1.58% (quarter ending September 30, 2000) and the lowest return for a quarter was 0.35% (quarter ending December 31, 2002).



-------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending December 31, 2002)              1 Year 5 Years 10 Years
-------------------------------------------------------------------------------
Money Market Portfolio (Return Before Taxes)            1.50%   4.31%   4.42%
-------------------------------------------------------------------------------
Prime Commercial Rate Paper 30-Day Index                1.67%   4.41%   4.66%
-------------------------------------------------------------------------------



Returns of the Prime Commercial Rate Paper--30-Day Index do not reflect deductions for fees, expenses or taxes.



For the Money Market Portfolio for the seven-day period ended December 31, 2002, the yield was 1.17% and the effective yield was 1.18%.


Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Diversified Portfolio
--------------------------------------------------------------------------------

Investment Objective The Diversified Portfolio seeks to maximize income and capital appreciation. The investment objective may only be changed with shareholder approval.

Investment Strategies The Portfolio invests in a diversified mix of common stocks of U.S. and foreign companies, investment-grade corporate and government bonds, and money-market instruments. The mix of securities in the Portfolio will reflect the relative attractiveness of stocks, bonds, or money-market instruments as determined by the Portfolio manager. The Portfolio will not take temporary defensive positions inconsistent with its principal investment strategies.

Currently, the Portfolio does not engage in active and frequent trading of portfolio securities to achieve its investment objective. However, if at any time the Portfolio were to engage in such active and frequent trading, it may result in the generation of capital gains in the Portfolio. Since the only shareholders of the Portfolio will be MONY Life Insurance Company and MONY Life Insurance Company of America, there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to Contract holders, see the attached prospectus for the Contracts. Higher Portfolio turnover (e.g. over 100% per year) may result from active and frequent trading. Higher Portfolio turnover would cause the Portfolio to incur additional transaction costs.

Risk Factors The value of the investments in the Portfolio will fluctuate with movements in the stock and bond markets depending on the Portfolio mix selected by the manager. The loss of money is a risk of investing in the Portfolio.

Performance Bar Chart and Table

The bar chart and table shown below provide an indication of the risks of investing in the Diversified Portfolio by showing changes in the Portfolio's performance from year-to-year over a ten-year period and by showing how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index. Performance does not include separate account charges imposed by the insurance companies that write annuity contracts and variable life policies. If these charges were included, they would have reduced performance. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future. Investment results assume reinvestment of dividends.

                  Diversified Portfolio--Annual Total Returns

                                    [CHART]



1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
----     ----     ----     ----     ----     ----     ----     ----     ----     ----
10.94%  1.03%    26.31%   14.44%   24.97%   23.69%   30.53%   -6.55%  -15.40%   -16.37%





During the ten-year period shown in the bar chart, the highest return for a quarter was 17.47% (quarter ending December 31, 1999) and the lowest return for a quarter was -14.98% (quarter ending September 30, 2002).



-----------------------------------------------------------------
Average Annual Total Returns                                 10
(for the periods ending December 31, 2002)  1 Year  5 Years Years
-----------------------------------------------------------------
Diversified Portfolio (Return Before Taxes) -16.37%  1.31%  8.01%
-----------------------------------------------------------------
S & P 500 Index                             -22.11% -0.59%  9.34%
-----------------------------------------------------------------



Returns of the S&P 500 Index do not reflect deductions for fees, expenses or taxes.


Portfolio Management  MONY Life Insurance Company of America manages the
Portfolio.

Fees and Expenses



   The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.



     Shareholder Fees (deducted directly from gross amount of transaction)



Maximum Sales Charge Imposed on Purchases (percentage of offering price).... N/A
Maximum Deferred Sales Charge............................................... N/A
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions N/A
Redemption Fee.............................................................. N/A
Exchange Fee................................................................ N/A



                      Annual Portfolio Operating Expenses


                       (deducted from Portfolio assets)



                                                                                            Total Annual Portfolio
                         Management    Other      Total Annual Portfolio      Expense         Operating Expenses
       Portfolio            Fees    Expenses/(1)/   Operating Expenses   Reimbursement/(2)/ (net of reimbursements)
       ---------         ---------- ------------  ---------------------- -----------------  -----------------------
Equity Income Portfolio.    0.50%       0.25%              0.75%                 --                  0.75%
Equity Growth Portfolio.    0.50%       0.87%              1.37%               0.22%                 1.15%
Intermediate Term Bond
  Portfolio.............    0.50%       0.19%              0.69%                 --                  0.69%
Long Term Bond Portfolio    0.50%       0.18%              0.68%                 --                  0.68%
Government Securities
  Portfolio.............    0.50%       0.19%              0.69%                 --                  0.69%
Money Market Portfolio..    0.40%       0.14%              0.54%               0.04%                 0.50%
Diversified Portfolio...    0.50%       0.77%              1.27%               0.12%                 1.15%

----------

(1)Expense information in the table has been restated to reflect current fiscal year fees.



(2)MONY America has entered into an expense reimbursement agreement with the Fund whereby MONY America agrees to reimburse each Portfolio to the extent total annual operating expenses exceed the levels described in the section of this Prospectus entitled, "Management of the Fund -- Investment Adviser". The expense reimbursement agreement is effective through April 30, 2004.



                                    Example



   The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
   Equity Income Portfolio.........   $ 77      $240        $417     $  930
   Equity Growth Portfolio.........   $117      $412        $729     $1,627
   Intermediate Term Bond Portfolio   $ 70      $221        $384     $  859
   Long Term Bond Portfolio........   $ 69      $218        $379     $  847
   Government Securities Portfolio.   $ 70      $221        $384     $  859
   Money Market Portfolio..........   $ 51      $169        $298     $  673
   Diversified Portfolio...........   $117      $391        $685     $1,523

                            Management of the Fund

Investment Adviser


   The Fund's investment adviser is MONY Life Insurance Company of America ("MONY America"). MONY America's principal business address is 1740 Broadway, New York, New York 10019. MONY America is a wholly owned subsidiary of MONY Life Insurance Company ("MONY"). MONY America will carry on the overall day-to-day management of the current Portfolios under an Investment Advisory Agreement with the Fund. It also will provide investment advice and related services for each of the Portfolios. MONY America registered as an investment adviser under the Investment Advisers Act of 1940 in 1985. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies and equipment in order to carry out many of its duties. MONY America pays MONY for these services.


   Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be considered to be an investment advisor of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address is 1740 Broadway, New York, New York 10019.


   In considering whether to approve the Investment Advisory Agreement and the Services Agreement, the Board considered the advisory fee structure, the nature and quality of services provided to the Fund and the economies of scale for each Portfolio of the Fund. With regard to the quality of services provided, the Board reviewed the relative performance of each Portfolio to portfolios with similar investment objectives. With regard to the economies of scale and advisory fees, the Board considered the reasonableness of the expense ratios and any expense limitations as compared to the expense ratio of portfolios of similar size and investment strategies. Based on the results of the Board's review, the Board approved the continuation of the Investment Advisory Agreement with MONY America and the Services Agreement between MONY and MONY America.



   MONY is a life insurance company that was originally organized under the laws of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. MONY manages the investment assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services for MONY Advisers, Inc. (a wholly owned subsidiary of MONY). MONY Advisers, Inc. acted as investment adviser to The MONY Series Fund, Inc., a registered, diversified, open-end, management investment company. As of December 31, 2002, total assets under management in the accounts managed by MONY and MONY America were about $19.0 billion. These assets included common stocks, long and medium term publicly traded fixed income securities, and short-term debt obligations. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.


   MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. Investment opportunities may arise that are appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts. When this occurs, MONY America and MONY and their personnel will not favor one account or entity over another. Investments will be allocated among them in an impartial manner believed to be equitable to each account and entity involved. The allocations will be based on each respective account's or entity's investment objectives and its current cash and investment positions. Because these various accounts and entities may have different investment objectives and positions, MONY America or MONY may, from time to time buy a particular security for one or more of such accounts and entities when it sells such securities for another account or entity.

   MONY America receives an investment management fee as compensation for its services to each of the Portfolios. The investment management fee paid to MONY America in 2002 for each of the Portfolios, expressed as a percentage of its average net assets, are as follows.



                                          Aggregate Fee Paid to Adviser
         Portfolio                         (% of Average Daily Assets)
         --------------------------------------------------------------
         Equity Income Portfolio                      0.50%
         --------------------------------------------------------------
         Equity Growth Portfolio                      0.50%
         --------------------------------------------------------------
         Intermediate Term Bond Portfolio             0.50%
         --------------------------------------------------------------
         Long Term Bond Portfolio                     0.50%
         --------------------------------------------------------------
         Government Securities Portfolio              0.50%
         --------------------------------------------------------------
         Money Market Portfolio                       0.40%
         --------------------------------------------------------------
         Diversified Portfolio                        0.50%


   MONY America has agreed to bear all expenses

      (1) for the Fund's organization,

      (2) related to initial registration and qualification under federal and state securities laws, and

      (3) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America.


All other expenses, including those associated with calculating net asset value of the Portfolios and any extraordinary or non-recurring expenses, will be borne by the Fund. With respect to the expenses of printing and mailing prospectuses, see "Purchase and Redemption of Shares".



   MONY America has contractually agreed to limit expenses on these Portfolios until April 30, 2004 to the following amounts:



      Equity Income -- 1.05%



      Equity Growth -- 1.15%


      Intermediate Term Bond -- 0.75%

      Long Term Bond -- 0.75%

      Government Securities -- 0.75%

      Money Market -- 0.50%




      Diversified -- 1.15%

Portfolio Managers


      Portfolio                                      Portfolio Manager
----------------------------------------------------------------------------------------------------

Equity Income          John V. Rock has managed the Portfolio since inception in 1985. He also manages the Equity Growth Portfolio and co-manages the Diversified
                       Portfolio. He is Senior Vice President and head of common stock investments of MONY and has 38 years' experience in the investment industry.
----------------------------------------------------------------------------------------------------

Equity Growth          John V. Rock has managed the Portfolio since inception in 1985. He also manages the Equity Income Portfolio and co-manages the Diversified
                       Portfolio. He is Senior Vice President and head of common stock investments of MONY and has 38 years' experience in the investment industry.
----------------------------------------------------------------------------------------------------

Intermediate Term Bond Gisella Bello has managed the Portfolio since 1996. She also manages and trades the short to intermediate portion of MONY's public bond portfolio. She is an Assistant V.P. and has 15 years' experience in the investment industry.
----------------------------------------------------------------------------------------------------

Long Term Bond         Michael Dineen, CFA, has managed the Portfolio since 1993. He is an
                       Assistant V.P. and has 14 years' experience in the investment industry.
----------------------------------------------------------------------------------------------------

Government Securities  Gregory M. Staples has managed the Portfolio since 1993. He is a Managing
                       Director. He also co-manages the Diversified Portfolio, is head of the public bond group at MONY and has 21 years' experience in the investment industry.
----------------------------------------------------------------------------------------------------

Money Market           David E. Wheeler, CFA, has managed the Portfolio since 1996. He shares credit research responsibilities for MONY's long-term public bond portfolio.
                       He is a Managing Director and has 17 years' experience in the investment industry.
----------------------------------------------------------------------------------------------------

Diversified            Day-to-day management of the securities investments of the Portfolio is handled by John V. Rock, Senior V.P., who has 38 years' experience in the investment industry. He has been co-Portfolio manager since it's inception in
                       1985. Day-to-day management of the fixed income investments of the
                       Portfolio is handled by Gregory M. Staples, Managing Director, who has been co-Portfolio manager since 1993. He also is head of the public bond group at
                       MONY and has 21 years' experience in the investment industry.
----------------------------------------------------------------------------------------------------


Custodian, Transfer Agent, and Dividend Disbursing Agent

   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian, transfer agent and dividend disbursing agent of the securities held by the Portfolios of the Fund. It is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank.

Legal Proceedings


   The Fund, its investment adviser and its principal underwriter are not parties to any legal proceedings as of December 31, 2002.


                       Purchase and Redemption of Shares

   Shares of the Fund are not offered directly to the general public. The Fund currently offers shares of the Fund to separate accounts of MONY and MONY America as funding vehicles for certain variable annuity contracts or variable life insurances contracts ("variable contracts") issued through the separate accounts by such life insurance companies. When shares of the Fund are offered as a funding vehicle for such variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account will accompany this Prospectus. The Fund may, in the future, offer shares directly to qualified pension and retirement plans.


   Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value ("NAV") without sales or redemption charges.



   For each day on which a Portfolio's NAV is calculated, the separate accounts transmit to the Portfolios any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, qualified pension and retirement plans may in the future transmit to the Portfolios any orders to purchase or redeem shares of the Portfolio(s) based on the instructions of plan trustees or participants. The separate account purchases and redeems shares of each Portfolio at the Portfolio's NAV per share calculated as of the day the Portfolios receive the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.



   A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension and retirement plan that might invest in the Portfolios. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Fund currently does not foresee any such disadvantage to owners of variable contracts or to plan participants. Nonetheless, the Board will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, MONY or MONY America will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, MONY or MONY America might withdraw its separate accounts' investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.


  Determination of Net Asset Value


   Portfolio shares are sold at NAV. The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for trading. The NAV per share of a Portfolio is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.


   A Portfolio's portfolio securities are valued most often on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

   If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by the Board that it believes accurately reflects "fair value."


  Contract Owner Voting Rights

   With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MONY or MONY America will vote such shares in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio's fundamental investment policies). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by their insurance company sponsors for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.

  Plan Participant Voting Rights

   With regard to matters for which the 1940 Act requires a shareholder vote, trustees of qualified pension and retirement plans are expected to vote Portfolio shares held by their plans either in their own discretion or in accordance with instructions received from participants in such plans.

                      Dividends, Distributions and Taxes

  Dividend and Capital Gains Distribution


   Each Portfolio intends to distribute substantially all of its net investment income at least annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains at least annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio's net asset value.


  Taxes

   For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"). By so qualifying, a Portfolio is not subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the separate accounts or to qualified pension and retirement plans.

   Since the separate accounts are the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

                             Financial Highlights



The financial highlights table is intended to help you understand the Portfolios' financial performance for the past 5 years. Certain information reflects financial results for a single share of a Portfolio. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, are included in the Fund's Annual Report. These documents are available at the address and phone number on the back cover of this Prospectus.




                            MONY SERIES FUND, INC.

                            Equity Income Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                           For the years ended December 31,
                                                 ---------------------------------------------------
                                                    2002       2001       2000       1999      1998
                                                 -------    -------    -------    -------    -------
Net asset value, beginning of period............ $ 16.36    $ 20.78    $ 23.42    $ 25.95    $ 27.10
                                                 -------    -------    -------    -------    -------
Income from investment operations:
 Net investment income (loss)...................    0.23(a)    0.27(a)    0.32(a)    0.38(a)    0.78
 Net realized and unrealized gain (loss) on
   investments..................................   (2.36)     (2.44)      0.68       1.90       2.62
                                                 -------    -------    -------    -------    -------
   Total from investment operations.............   (2.13)     (2.17)      1.00       2.28       3.40
                                                 -------    -------    -------    -------    -------
Less dividends and distributions:
 Dividends from net investment income...........   (0.29)     (0.33)     (0.39)     (0.51)     (0.88)
 Distributions from net capital gains...........   (1.51)     (1.92)     (3.25)     (4.30)     (3.67)
                                                 -------    -------    -------    -------    -------
   Total distributions..........................   (1.80)     (2.25)     (3.64)     (4.81)     (4.55)
                                                 -------    -------    -------    -------    -------
Net asset value, end of period.................. $ 12.43    $ 16.36    $ 20.78    $ 23.42    $ 25.95
                                                 =======    =======    =======    =======    =======
   Total return.................................  (15.14)%   (10.97)%     6.07%      8.04%     12.63%
Net assets, end of period (in thousands)........ $ 9,820    $12,971    $16,993    $18,460    $19,801
Ratio of expenses (excluding expense offset
  arrangements) to average net assets...........    0.73%      0.71%      0.73%      0.70%      0.76%
Ratio of expenses to average net assets.........    0.67%      0.71%      0.72%      0.70%      0.75%
Ratio of net investment income (loss) to average
  net assets....................................    1.63%      1.56%      1.58%      1.57%      1.88%
Portfolio turnover rate.........................      41%        36%        31%        27%        28%

----------
(a) Based on average shares outstanding.

                            MONY SERIES FUND, INC.

                            Equity Growth Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:




                                                                   Years Ended December 31,
                                                     ---------------------------------------------------
                                                        2002       2001       2000        1999      1998
                                                     -------    -------    -------     ------     ------
Net asset value, beginning of period................ $ 16.10    $ 35.12    $ 48.65     $38.20     $36.08
                                                     -------    -------    -------     ------     ------
Income from investment operations:
 Net investment income (loss).......................    0.04(a)    0.09(a)   (0.04)(a)  (0.20)(a)   1.50
 Net realized and unrealized gain (loss) on
   investments......................................   (3.67)     (5.44)     (3.03)     14.05       6.88
                                                     -------    -------    -------     ------     ------
   Total from investment operations.................   (3.63)     (5.35)     (3.07)     13.85       8.38
                                                     -------    -------    -------     ------     ------
 Less dividends and distributions:
 Dividends from net investment income...............   (0.09)        --         --         --      (1.62)
 Distributions from net capital gains...............      --     (13.67)    (10.46)     (3.40)     (4.64)
                                                     -------    -------    -------     ------     ------
   Total distributions..............................   (0.09)    (13.67)    (10.46)     (3.40)     (6.26)
                                                     -------    -------    -------     ------     ------
Net asset value, end of period...................... $ 12.38    $ 16.10    $ 35.12     $48.65     $38.20
                                                     =======    =======    =======     ======     ======
   Total return.....................................  (22.67)%   (19.29)%    (8.46)%    37.98%     25.46%
Net assets, end of period (in thousands)............ $ 1,170    $ 1,691    $ 2,599     $3,362     $3,109
Ratio of expenses to average net assets (excluding
  expense offset arrangements)......................    1.34%      1.15%      1.40%      1.49%      1.93%
Ratio of expenses to average net assets.............    1.15%      1.15%      1.37%      1.46%      1.82%
Ratio of expenses (excluding expense reimbursements
  and expense offset arrangements) to average net
  assets............................................    1.35%      1.32%      1.40%      1.49%      1.93%
Ratio of net investment income (loss) to average net
  assets............................................    0.30%      0.48%     (0.10)%    (0.49)%    (0.48)%
Portfolio turnover rate.............................      46%        54%        41%        31%        38%

----------
(a)Based on average shares outstanding.

                            MONY SERIES FUND, INC.

                       Intermediate Term Bond Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                           For the years ended December 31,
                                                 ---------------------------------------------------
                                                    2002       2001       2000       1999      1998
                                                 -------    -------    -------    -------    -------
Net asset value, beginning of period............ $ 11.27    $ 10.97    $ 10.82    $ 11.33    $ 11.12
                                                 -------    -------    -------    -------    -------
Income from investment operations:
 Net investment income (loss)...................    0.52(a)    0.56(a)    0.62(a)    0.61(a)    0.51
 Net realized and unrealized gain (loss) on
   investments..................................    0.49       0.34       0.19      (0.59)      0.28
                                                 -------    -------    -------    -------    -------
   Total from investment operations.............    1.01       0.90       0.81       0.02       0.79
                                                 -------    -------    -------    -------    -------
Less dividends and distributions:
 Dividends from net investment income...........   (0.45)     (0.60)     (0.66)     (0.53)     (0.58)
 Distributions from net capital gains...........      --         --         --         --         --
                                                 -------    -------    -------    -------    -------
   Total distributions..........................   (0.45)     (0.60)     (0.66)     (0.53)     (0.58)
                                                 -------    -------    -------    -------    -------
Net asset value, end of period.................. $ 11.83    $ 11.27    $ 10.97    $ 10.82    $ 11.33
                                                 =======    =======    =======    =======    =======
Total return....................................    9.34%      8.51%      7.94%      0.23%      7.44%
Net assets, end of period (in thousands)........ $92,499    $73,368    $52,812    $55,595    $59,531
Ratio of expenses (excluding expense offset
  arrangements) to average net assets...........    0.65%      0.62%      0.61%      0.57%      0.62%
Ratio of expenses to average net assets.........    0.65%      0.62%      0.61%      0.57%      0.61%
Ratio of net investment income (loss) to average
  net assets....................................    4.56%      5.09%      5.86%      5.50%      5.61%
Portfolio turnover rate.........................      10%        19%        30%        40%        18%

----------
(a)Based on average shares outstanding.

                            MONY SERIES FUND, INC.

                           Long Term Bond Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                        For the years ended December 31,
                                            --------------------------------------------------------
                                               2002        2001        2000        1999       1998
                                            --------    --------    --------    --------    --------
Net asset value, beginning of period....... $  13.38    $  13.27    $  12.32    $  14.17    $  13.64
                                            --------    --------    --------    --------    --------
Income from investment operations:
 Net investment income (loss)..............     0.68(a)     0.70(a)     0.74(a)     0.74(a)     0.56
 Net realized and unrealized gain (loss) on
   investments.............................     1.10        0.12        1.08       (1.80)       0.75
                                            --------    --------    --------    --------    --------
   Total from investment operations........     1.78        0.82        1.82       (1.06)       1.31
                                            --------    --------    --------    --------    --------
Less dividends and distributions:
 Dividends from net investment income......    (0.63)      (0.71)      (0.87)      (0.53)      (0.72)
 Distributions from capital gains..........       --          --          --       (0.26)      (0.06)
                                            --------    --------    --------    --------    --------
   Total distributions.....................    (0.63)      (0.71)      (0.87)      (0.79)      (0.78)
                                            --------    --------    --------    --------    --------
Net asset value, end of period............. $  14.53    $  13.38    $  13.27    $  12.32    $  14.17
                                            ========    ========    ========    ========    ========
   Total return............................    14.06%       6.28%      15.61%      (7.60)%     10.08%
Net assets, end of period (in thousands)... $118,933    $131,717    $102,733    $105,317    $122,957
Ratio of expenses (excluding expense offset
  arrangements) to average net assets......     0.64%       0.62%       0.60%       0.55%       0.58%
Ratio of expenses to average net assets....     0.64%       0.62%       0.59%       0.55%       0.57%
Ratio of net investment income (loss) to
  average net assets.......................     5.03%       5.25%       6.02%       5.68%       5.50%
Portfolio turnover rate....................       30%         39%         19%         43%         41%

----------
(a)Based on average shares outstanding.

                            MONY SERIES FUND, INC.

                        Government Securities Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                               Years Ended December 31,
                                                 ----------------------------------------------------
                                                    2002        2001       2000       1999      1998
                                                 --------    -------    -------    -------    -------
Net asset value, beginning of period............ $  11.46    $ 11.29    $ 10.91    $ 11.17    $ 10.89
                                                 --------    -------    -------    -------    -------
Income from investment operations:
 Net investment income (loss)...................     0.38(a)    0.51(a)    0.58(a)    0.56(a)    0.33
 Net realized and unrealized gain (loss) on
   investments..................................     0.35       0.21       0.42      (0.49)      0.39
                                                 --------    -------    -------    -------    -------
   Total from investment operations.............     0.73       0.72       1.00       0.07       0.72
                                                 --------    -------    -------    -------    -------
Less dividends and distributions:
 Dividends from net investment income...........    (0.37)     (0.55)     (0.62)     (0.33)     (0.44)
 Distributions from net capital gains...........       --         --      0.00 (b)    0.00(b)      --
                                                 --------    -------    -------    -------    -------
   Total distributions..........................    (0.37)     (0.55)     (0.62)     (0.33)     (0.44)
                                                 --------    -------    -------    -------    -------
Net asset value, end of period.................. $  11.82    $ 11.46    $ 11.29    $ 10.91    $ 11.17
                                                 ========    =======    =======    =======    =======
   Total return.................................     6.57%      6.58%      9.70%      0.66%      6.85%
Net assets, end of period (in thousands)........ $139,690    $86,351    $53,409    $57,337    $54,615
Ratio of expenses (excluding expense offset
  arrangements) to average net assets...........     0.65%      0.62%      0.61%      0.58%      0.64%
Ratio of expenses to average net assets.........     0.65%      0.62%      0.61%      0.57%      0.62%
Ratio of net investment income (loss) to average
  net assets....................................     3.30%      4.48%      5.41%      5.09%      5.10%
Portfolio turnover rate.........................       10%        20%         8%         8%        30%

----------
(a)Based on average shares outstanding.
(b)Less than $.01 per share.

                            MONY SERIES FUND, INC.

                            Money Market Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                           For the years ended December 31,
                                                   ------------------------------------------------
                                                     2002      2001      2000      1999      1998
                                                   --------  --------  --------  --------  --------
Net asset value, beginning of period.............. $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                   --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income (loss).................... $   0.01  $   0.04      0.06      0.05      0.05
                                                   --------  --------  --------  --------  --------
   Total from investment operations...............     0.01      0.04      0.06      0.05      0.05
                                                   --------  --------  --------  --------  --------
  Dividends from net investment income............    (0.01)    (0.04)    (0.06)    (0.05)    (0.05)
                                                   --------  --------  --------  --------  --------
   Total distributions............................    (0.01)    (0.04)    (0.06)    (0.05)    (0.05)
                                                   --------  --------  --------  --------  --------
Net asset value, end of period.................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                                   ========  ========  ========  ========  ========
Total return......................................     1.50%     3.80%     6.11%     4.98%     5.25%
Net assets, end of period (in thousands).......... $316,778  $314,937  $268,299  $336,532  $349,421
Ratio of expenses to average net assets...........     0.50%     0.50%     0.47%     0.44%     0.45%
Ratio of expenses (excluding expense
  reimbursement) to average net assets............     0.53%     0.51%     0.47%     0.44%     0.45%
Ratio of net investment income (loss) to average
  net assets......................................     1.49%     3.65%     5.93%     4.84%     5.09%

                            MONY SERIES FUND, INC.

                             Diversified Portfolio

                             FINANCIAL HIGHLIGHTS

         For a share outstanding throughout each period is as follows:


                                                              For the years ended December 31,
                                                      ------------------------------------------------
                                                         2002       2001      2000      1999     1998
                                                      -------    -------    ------    ------    ------
Net asset value, beginning of period................. $ 11.09    $ 17.92    $22.93    $19.91    $20.61
                                                      -------    -------    ------    ------    ------
Income from investment operations:
 Net investment income (loss)........................    0.09(a)    0.20(a)   0.14(a)   0.08(a)   1.41
 Net realized and unrealized gain (loss) on
   investments.......................................   (2.08)     (2.66)    (1.33)     5.60      2.85
                                                      -------    -------    ------    ------    ------
   Total from investment operations..................   (1.99)     (2.46)    (1.19)     5.68      4.26
                                                      -------    -------    ------    ------    ------
Less dividends and distributions:
 Dividends from net investment income................    0.21      (0.20)    (0.09)    (0.08)    (1.65)
 Distributions from net capital gains................   (1.24)     (4.17)    (3.73)    (2.58)    (3.31)
                                                      -------    -------    ------    ------    ------
   Total distributions...............................   (1.03)     (4.37)    (3.82)    (2.66)    (4.96)
                                                      -------    -------    ------    ------    ------
Net asset value, end of period....................... $  8.07    $ 11.09    $17.92    $22.93    $19.91
                                                      =======    =======    ======    ======    ======
Total return.........................................  (16.37)%   (15.40)%   (6.55)%   30.53%    23.69%
 Net assets, end of period (in thousands)............ $ 1,415    $ 1,826    $2,871    $3,568    $3,280
 Ratio of expenses (excluding expense offset
   arrangements) to average net assets...............    1.25%      1.15%     1.27%     1.50%     1.83%
 Ratio of expenses to average net assets.............    0.97%      1.15%     1.25%     1.46%     1.75%
 Ratio of expenses (excluding expense
   reimbursement and expense arrangements)...........    1.25%      1.26%     1.27%     1.50%     1.83%
 Ratio of net investment income (loss) to average net
   assets............................................    0.97%      1.61%     0.68%     0.40%     0.40%
 Portfolio turnover rate.............................      66%        47%       27%       27%       34%

----------
(a)Based on average shares outstanding.

                                                                     APPENDIX A

                     SECURITIES IN WHICH THE MONEY MARKET
                        PORTFOLIO MAY CURRENTLY INVEST


   The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term debt securities:



   1. Debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. These include:


   . U.S. Treasury Bills;


   . Other obligations issued or guaranteed by the U.S. Government;


   . Obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury; and

   . Obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality. Such agencies or instrumentalities include, but are not limited to: (1) The Federal National Mortgage Association; (2) the Federal Farm Credit Bank; (3) the Federal Home Loan Bank; and (4) the Government National Mortgage Association.

Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

   2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any bank which has, at the time of the Portfolio's investment, total investment assets of at least $1 billion or the equivalent. The bank may be organized under the laws of the United States or any state or foreign branches of such banks or foreign banks. The term "certificates of deposit" includes:

   . Eurodollar certificates of deposit, which are traded in the over-the-counter market;

   . Eurodollar time deposits, for which there is generally not a market; and

   . Yankee certificates of deposit.

"Eurodollars" are dollars deposited in banks outside the United States. Yankee certificates of deposit are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank, and are primarily traded in the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers. These risks include future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce. Yankee certificates have risks substantially similar to those of Eurodollar certificates.

"Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

   3. Commercial paper issued by corporations which at the date of investment is rated (a) by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations, or (b) if not rated, issued by domestic or foreign corporations which have an outstanding senior long-term debt issue rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. If the commercial paper is issued by a foreign corporation, it must be U.S. dollar denominated.


   4. Other corporate obligations issued by domestic or foreign corporations which at the date of investment are rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations.


"Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs. If the obligation is issued by a foreign corporation, it must be U.S. dollar denominated.


   5. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller. In a repurchase agreement, the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price. This resale price reflects an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan," including accrued interest. The Fund's custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements. It believes these standards are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs. If a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.

   6. Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks. Reverse repurchase agreements have the characteristics of borrowing. They involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date. The price reflects a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement. In many cases the Portfolio will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. The Fund's custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements.

   7. Asset backed securities are securities that have been structured to receive payment from an identified pool of assets. These pools are typically over-collateralized or they have some sort of financial guaranty such as a letter of credit or a third party guaranty to ensure full and timely repayment.


   8. Limited liquidity securities/securities sold under SEC Rule 144A. A substantial market of qualified institutional buyers may develop under Rule 144A under the Securities Act of 1933 for securities that are subject to legal or contractual restrictions on resale. If such a market develops, these securities may be treated as liquid securities. To the extent that for a period of time qualified institutional buyers cease purchasing such securities pursuant to Rule 144A, there may be an increase in the level of illiquidity in the portfolio during such period.

                                                                     APPENDIX B

                      DESCRIPTION OF COMMERCIAL PAPER AND
                            CORPORATE BOND RATINGS

Commercial Paper Ratings

   Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

   . Prime 1-Superior Ability for Repayment;

   . Prime 2-Strong Ability for Repayment; and

   . Prime 3-Acceptable Ability for Repayment.

   S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rated "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

   Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

   Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings of Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.


   Thomson's BankWatch, Inc. assigns only one issuer rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest quality (companies with very serious financial problems).


Bond Ratings


   Debt rated "Aaa" by Moody's is judged to be the best quality. Debt rated "Aaa" is deemed to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Debt Which is rated "Aa" is judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade debt. Margins of protection on "Aa" debt may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Debt which is rated "A" possesses many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Debt rated "Baa" is considered a medium grade obligation whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classifications from "Aa" through "B" in its corporate debt rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Debt rated "Ba" is judged to have speculative elements and debt rated below "Ba" is speculative to a higher degree.


   Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

   Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.


   Debt rated "AAA", the highest rating by Duff, is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong and risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average, but adequate, protection factors. Bonds rated "BBB" are considered to have below average protection factors, but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                            MONY Series Fund, Inc.
                            Administrative Offices
                    1740 Broadway, New York, New York 10019

The Statement of Additional Information has more information about the Fund. The Statement of Additional Information is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get a Statement of Additional Information, annual report or semi-annual report without charge by calling 1-800-487-6669 or by sending a request to:
MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019. Requests for other information about the Fund or any shareholder inquiries should be made by calling or writing to the above phone number or address.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. You may get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.




File Number: 2-95501
           811-04209

                                 STATEMENT OF
                            ADDITIONAL INFORMATION


                                  May 1, 2003


                            MONY Series Fund, Inc.


This statement of additional information is not a prospectus, but should be read in conjunction with the current prospectus for MONY Series Fund, Inc. dated May 1, 2003. To obtain this prospectus, please call 1-800-487-6669 or write:


                            MONY Series Fund, Inc.
                                 1740 Broadway
                           New York, New York 10019


The Financial Highlights Information in the prospectus dated May 1, 2003 included in Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (Registration Nos. 2-95501 and 811-04209) is incorporated herein by reference.


                               TABLE OF CONTENTS


                                                            Page
                                                            ----
               GENERAL INFORMATION.........................  (1)
               INVESTMENT RESTRICTIONS.....................  (1)
               INVESTMENT ADVISORY AND OTHER SERVICES......  (4)
                Distribution of Shares.....................  (6)
                Custodian..................................  (6)
                Independent Accountants....................  (6)
                Service Marks License......................  (7)
               MANAGEMENT OF THE FUND......................  (7)
               SHARES IN THE FUND..........................  (9)
               VOTING RIGHTS............................... (10)
               DETERMINATION OF NET ASSET VALUE............ (10)
               ANNUAL MEETINGS............................. (10)
               CONTROL PERSONS............................. (11)
               PORTFOLIO BROKERAGE AND RELATED PRACTICES... (11)
               FEDERAL INCOME TAX STATUS................... (13)
               CALCULATION OF PERFORMANCE OF THE PORTFOLIOS (13)
                Yield Calculations......................... (14)
                Total Return Calculations.................. (14)
               PERFORMANCE DATA............................ (16)
               FINANCIAL STATEMENTS........................ (17)

                              GENERAL INFORMATION

   MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, currently consists of the following seven (7) different Portfolios that are, in effect, separate investment funds: the Equity Income Portfolio, Equity Growth Portfolio, Intermediate Term Bond Portfolio, Long Term Bond Portfolio, Government Securities Portfolio, Money Market Portfolio, and Diversified Portfolio (the "Portfolios"). Until November 18, 1994, the Government Securities Portfolio had been known as the Intermediate Government Bond Portfolio. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission (the "SEC") over the Fund's management or its investment policies or practices.


   For more detailed information about the Fund, including information on the purchase, redemption and pricing of the shares of the Fund, see the section of the Prospectus of the Fund entitled "Purchase and Redemption of Shares".


                            INVESTMENT RESTRICTIONS



   A description of the investment objectives of each Portfolio, as well as the policies through which those objectives are pursued, is contained in the section of the Prospectus entitled "The Fund."

   In addition, the current Portfolios of the Fund are subject to certain fundamental investment restrictions that may not be changed except with the approval of a majority vote of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The Fund may in the future create new portfolios that may be subject to different investment restrictions.

   The fundamental investment restrictions applicable to the seven current Portfolios, including those fundamental restrictions described in the Prospectus entitled "The Fund", are:

      1. The Portfolios will not: (a) invest in the securities of any company for the purpose of exercising control or management thereof (alone or together with the other Portfolios); (b) write or purchase put or call options; (c) purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions; (d) effect a short sale of securities; or (e) invest in obligations that are not denominated in United States dollars.

      2. Securities of other issuers will not be underwritten, except that the right is reserved for each Portfolio to purchase for investment, on original issue or otherwise, securities that may not subsequently be distributed to the public without registration or that are exempt from registration, to the extent that investments in such securities will not exceed 10 percent of the value of such Portfolio's total assets at the time such an investment is made. Expenses of any such registration will be borne by such Portfolio only if its best efforts to have the issuer agree to bear such expenses are unsuccessful.

      3. The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.

      4. The Portfolios will not purchase or sell commodities, commodity contracts, or oil or gas interests, except that the right is reserved for each Portfolio to purchase securities of issuers which invest or deal in the foregoing.

                                      (1)

      5. The Portfolios will not engage in the issuance of senior securities, except in the case of certain borrowings, as described in paragraph (7) below.


      6. Loans, both long and short term, may be made by a Portfolio through the purchase or acquisition of privately-placed bonds, debentures, notes or other evidences of indebtedness (that may or may not be convertible into stock) of a type customarily acquired by institutional investors provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio's assets would be so invested. (Any such "loan" may be considered a security subject to the 10 percent investment limitation referred to in paragraph 2 above.) The purchase or acquisition of repurchase agreements, certificates of deposit or of portions of publicly distributed bonds, debentures, or other securities, shall not be considered the making of a loan by the Portfolios for purposes of this restriction.


      7. Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions, but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio's assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made. During any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.

      8. In general, the Portfolios do not intend to concentrate investments in any one industry. Accordingly, no Portfolio will make an investment in a particular industry if, as a result of such investment, more than 25 percent of the value of its assets would be invested in that industry, except that this restriction shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (b) certificates of deposit issued by, time deposits in, bankers' acceptances accepted by, or repurchase agreements with, banks organized within the United States. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and such companies will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry.

      9. The Fund will operate as a diversified company, as that term is used in the 1940 Act. This means that 75 percent of the assets of each Portfolio other than the Money Market Portfolio, and 100% of the assets of the Money Market Portfolio, are subject to the limitation that no purchase of a security -- other than cash, cash items, and securities of the U.S. Government, its agencies or instrumentalities -- will be made if, as a result of such purchase; (a) more than 5 percent of the value of the Portfolio's assets would be invested in the securities of one issuer, or (b) the Fund as a whole or any Portfolio would hold more than 10 percent of the outstanding voting securities of any one issuer. In addition to the above limitations, the Money Market Portfolio may not have invested more than (x) the greater of 1 percent of its total assets or $1,000,000 in securities of any issuer, and (y) 5 percent of total assets in securities of all issuers which were, when acquired by the Portfolio (either initially or on rollover), Second Tier Securities (see Appendix A of the Prospectus for a definition of "Second Tier Securities"). Some uncertainty exists as to whether certain of the types of bank obligations in which a Portfolio may invest, such as certificates of deposit and bankers' acceptances, should be classified as "cash items" rather than "securities" for purposes of this restriction, which is a diversification requirement under the 1940 Act. Interpreting most bank obligations as "securities" limits the amount a Portfolio may invest in the obligations of any one bank to 5 percent of its total assets. If there is an authoritative decision that any of these obligations are not "securities" for purposes of this diversification test, this limitation will not apply to the purchase of such obligations.

      10. No Portfolio may purchase or acquire securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or except by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved, provided that immediately thereafter such Portfolio or the Fund as a whole may not own: (a) securities of investment companies having an aggregate value in excess of 10 percent of such Portfolio's total assets; (b) more than 3 percent of the outstanding voting stock of the investment company; or
   (c) securities of the investment company having an aggregate value in excess of 5 percent of the Portfolio's total assets.

                                      (2)

      11. No Portfolio will invest more than 10 percent of its total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and non-negotiable time deposits maturing in more than seven days.

      12. The Portfolios will not participate on a joint or a joint and several basis in trading accounts in securities but this restriction does not prevent the aggregation of orders for the sale or purchase of Portfolio securities with the other Portfolios or with any other accounts advised or sponsored by the investment adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve the best overall execution.

      13. No Portfolio will invest in foreign securities that are not publicly traded in the United States if, at the time of the acquisition, more than 10 percent of such Portfolio's total assets would be invested in such securities.

   The Money Market Portfolio is subject to the additional investment restriction that it will not invest in any security with a remaining maturity in excess of 397 days, except that underlying collateral securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.


   The investments of Keynote Series Account ("Keynote"), MONY Variable Accounts, and MONY America Variable Accounts are subject to the provisions of New York and Arizona insurance law, respectively, applicable to the investments of life insurance separate accounts. State law investment restrictions do not apply directly to the Fund. However, the Portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.


   Currently under New York law, the assets of Keynote and MONY Variable Accounts ("Variable Accounts") may be invested in any investments:

      (1) permitted by agreement between these Variable Accounts and their contract holders; and

      (2) acquired in good faith and with that degree of care that an ordinary prudent person in a like position would use under similar circumstances.

   The only agreement with contract holders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the Contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment assets of the Fund are subject to the investment objective, policies and restrictions applicable to the Portfolios, as described in the Prospectus. (see "The Fund" in the Prospectus) and in the Statement of Additional Information (see "Investment Restrictions").

   The following is a summary of the current provisions of Arizona law:


   The assets of Variable Accounts established by MONY Life Insurance Company of America ("MONY America") may be invested in any investments that are of the kind permitted and that satisfy qualitative requirements, but without regard to quantitative restrictions. The following instruments must receive an investment grade rating approved by the Director of Insurance: (1) bonds; (2) debentures;
(3) notes; (4) commercial paper and other evidences of indebtedness; and (5) preferred, guaranteed or preference stocks. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10% of assets and not exceeding 2% of assets as to any one such investment.


   Compliance with the New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states. However, under some circumstances, the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes additional limits applicable to the Variable Accounts, the Fund will comply with such further investment limits.

                                      (3)

                    INVESTMENT ADVISORY AND OTHER SERVICES


   The Fund has entered into an Investment Advisory Agreement with MONY America under which MONY America will carry on the overall day-to-day management of the Equity Income, Equity Growth, Intermediate Term Bond, Long Term Bond, Government Securities, Money Market, and Diversified Portfolios of the Fund, and provide investment advice and related services for each of those Portfolios. If the Fund creates new portfolios in the future, MONY America may be appointed to act as investment adviser and manager for those new portfolios as well, or the Fund may appoint a different investment adviser for any new portfolio.



   The Investment Advisory Agreement was initially approved by the Fund's Board of Directors (the "Board"), including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985. The agreement was amended effective August 4, 1997, and the Amended Investment Advisory Agreement was approved by the shareholders on October 14, 1997. The continuance of the Amended Investment Advisory Agreement was approved by the Board on February 20, 2003. In making its determination to continue the Investment Advisory Agreement, the Board considered the performance of the Portfolios, a comparison of that performance with the performance of similar portfolios and relevant indices, the expense ratios of the Portfolios, the expense ratios compared to similar portfolios, and the rate of the advisory fees in light of the amount of assets under management. The Services Agreement was similarly approved on January 2, 1985 and continuance for an additional year was most recently approved by the Board on February 20, 2003. In making its determination to continue the Services Agreement, the Board considered the expense and utility of the personnel, services, facilities and equipment provided by MONY Life Insurance Company. Both agreements will continue in effect if approved annually by (1) a majority of the non-interested directors (as defined by the 1940 Act) of the Board and (2) a majority of the entire Board or a majority vote of the voting shares of each Portfolio. If a majority of the voting shares of any Portfolio vote to approve both agreements, they will remain in effect with respect to that Portfolio, even if they are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The agreements are not assignable. The Investment Advisory Agreement may be terminated without penalty upon 60 days' notice by the Board or by a majority vote of its shareholders, and upon 90 days' notice by the Investment Adviser. The Services Agreement may be terminated without penalty upon 60 days' notice by either party.



   MONY America will provide portfolio management and investment advice to the Fund, as described in the Prospectus, with respect to the seven current Portfolios of the Fund and any portfolio that the Fund may create in the future if the Fund designates MONY America to act as investment adviser and manager for such new portfolio. The Fund may, at its option, appoint a different investment adviser for any new portfolio. MONY America also is obligated to perform certain administrative and management services for the Portfolios it manages and to provide all executive, administrative, clerical and other personnel necessary to operate the Fund, and to pay the salaries of all these persons. MONY America will furnish the Fund with office space, facilities, and equipment and will pay the day-to-day expenses for their operation and maintenance.



   MONY America has entered into a Services Agreement with The Mutual Life Insurance Company of New York (now, MONY Life Insurance Company or, "MONY") as briefly described in the Prospectus. Under this Services Agreement, MONY will provide MONY America with some or all of the personnel, services, facilities, supplies and equipment necessary for MONY America to carry out its duties to the Fund. In return, MONY America will pay to MONY all, or a portion, of the investment management fee MONY America receives from the Fund. MONY America is a wholly-owned subsidiary of MONY, organized under the laws of the State of New York in 1842. MONY is licensed to do business in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. Because the Investment Advisory Agreement and Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser to the Fund for certain regulatory purposes. Both MONY and MONY America are registered as investment advisers under the Investment Advisers Act of 1940.



   The Fund will pay MONY America an investment management fee, which will be a daily charge equal to an annual rate of 0.50 percent of the first $400 million of the aggregate average daily net assets of each of the Equity Growth, Equity Income, Diversified, Intermediate Term Bond, Long Term Bond, and Government Securities


                                      (4)

Portfolios, 0.35 percent of the next $400 million of the aggregate average daily net assets of each of those Portfolios, and 0.30 percent of the aggregate average daily net assets of each of those Portfolios in excess of $800 million. The Fund will also pay a daily charge equal to an annual rate of 0.40 percent of the first $400 million of the aggregate average daily net assets of the Money Market Portfolio, 0.35 percent of the next $400 million of the aggregate average daily net assets of the Money Market Portfolio and 0.30 percent of the aggregate average daily net assets of the Money Market Portfolio in excess of $800 million.



   The Fund paid the following fees to MONY America under the Investment Advisory Agreement for the past three, one-year periods:



                                   Year ended Year ended Year ended
            Portfolio               12/31/02   12/31/01   12/31/00
            ---------              ---------- ---------- ----------
            Equity Income......... $   57,047 $   72,014 $   83,637
            Equity Growth.........      7,120      9,867     14,803
            Intermediate Term Bond    424,269    309,504    259,755
            Long Term Bond........    637,376    602,649    489,773
            Government Securities.    558,154    335,161    255,114
            Money Market..........  1,270,885  1,191,807  1,084,662
            Diversified...........      7,973     10,553     17,087



   Under the Investment Advisory Agreement, MONY America has agreed to pay for
(i) the legal, accounting, and all other expenses of organizing the Fund, initially registering and qualifying the Fund and its securities under federal and state securities laws (including the costs of printing any prospectuses or other materials in connection with the initial registration or qualification);
(ii) the expense in rendering investment advice to the Fund (including any payment to MONY as agreed to in connection with the Services Agreement); and
(iii) the compensation of directors, officers and employees of the Fund who are interested persons (as defined by the 1940 Act) of MONY America. The Fund will bear all other expenses, including (but without limitation): (a) legal, auditing fees and expenses; (b) interest expenses; (c) brokerage fees and commissions; (d) the fees and expense for computing the net asset value of the Fund's capital stock attributable to the Portfolios; (e) taxes or governmental fees; (f) the cost of preparing share certificates or any other direct expense of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Fund; (g) the cost of preparing and distributing reports and notices to shareholders; (h) the cost of holding the Fund's annual or special shareholders' meetings and of any proxy solicitation; (i) the fees or disbursements of dividend, disbursing, plan, transfer or other agent; (j) fees or disbursements of custodians of the Fund's assets; (k) the compensation of all directors, officers and employees of the Fund who are not interested persons (as defined by the 1940 Act) of MONY America; (l) the cost of any fidelity bond for any officer, agent or employee of the Fund required under the 1940 Act or otherwise; and (m) the cost of any directors and officers' insurance for any directors or officers of the Fund. The Fund will also bear the cost of maintaining the effectiveness of its registration and qualification of its capital stock for sale (including the preparation, printing and mailing of any prospectuses or other materials required by federal or state authorities) which expenses will be reimbursed to the Fund by MONY Securities Corporation ("MSC"), a wholly-owned subsidiary of MONY whose principal business address is 1740 Broadway, New York, New York 10019, as principal underwriter, as described below in "Distribution of Shares." The Fund will bear any extraordinary or non-recurring expenses (including expenses associated with legal claims, liabilities, litigation costs and any related indemnification).



   MONY America has agreed to reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense limitations then in effect under state securities law or regulations, as described in the section entitled "Investment Restrictions".



   The Fund entered into an Administrative Services Agreement with Enterprise Capital Management, Inc. ("Enterprise") in January, 2000. Enterprise is an affiliated company of MONY. Under this Administrative Services Agreement, Enterprise will supervise all aspects of the Fund's administrative operation, and provide the Fund with personnel, office space, facilities, and equipment necessary for the Fund's operations. Effective January 1, 2003, for


                                      (5)
the Money Market Portfolio, the Fund has agreed to pay Enterprise 0.04% on the first $250 million of average daily net assets, 0.035% on the next $250 million of average daily net assets and 0.03% of the average daily net assets in excess of $500 million with a minimum annual fee of $25,000. Effective January 1, 2003, for the Government Securities, Intermediate Term Bond and Long Term Bond Portfolios, the Fund has agreed to pay Enterprise 0.07% on the first $250 million of average daily net assets, 0.05% on the next $250 million of average daily net assets, and 0.03% of the average daily net assets in excess of $500 million with a minimum annual fee of $25,000 per Portfolio. Effective July 1, 2003, for the Equity Income, Equity Growth and Diversified Portfolios, the Fund has agreed to pay Enterprise 0.07% on the first $250 million of average daily net assets, 0.05% on the next $250 million of average daily net assets, and 0.03% of the average daily net assets in excess of $500 million with a minimum annual fee of $25,000 per Portfolio. Enterprise at its own expense will provide the Fund with statistical information and records concerning its investments and with such periodic and special reports as the Fund's Board of Directors may from time to time request, and maintain records for the Fund. For the years ended December 31, 2000, 2001 and 2002 MONY paid to Enterprise $147,283, $169,771 and $196,832 respectively, for services rendered by Enterprise in connection with the Administrative Services Agreement.


Distribution of Shares

   The Fund presently intends to offer to sell its shares continuously, on a no-load basis, to: (i) MONY America and MONY for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies; (ii) MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option Contracts issued by those companies; (iii) MONY America and MONY for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies; and (iv) MONY for allocation to Keynote to fund benefits under Individual Variable Annuity Contracts issued by MONY. These variable accounts ("Variable Accounts") invest in shares of the Fund in accordance with the respective holders of the aforementioned contracts (each, a "Contract"). MSC will act as "principal underwriter" of the Contracts and, therefore, of the shares of the Fund pursuant to written Underwriting Agreements with the Fund, MONY America and MONY. The Underwriting Agreements were initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on December 20, 1984. Continuance of the Underwriting Agreements with the Fund, MONY and MONY America for an additional year was most recently approved by the Fund's Board of Directors on September 20, 2001. The agreements will continue in effect if approved annually by the Fund's Board of Directors, including a majority of the non-interested directors. MSC will not receive commissions or other compensation for acting as principal underwriter of the Fund's shares, although MSC's agents and representatives may receive sales commissions in connection with their sale of the Contracts. Since shares will be sold only to MONY and MONY America for allocation to the Variable Accounts, and to MONY in respect of its providing operating capital to the Fund, it is expected that the Fund will have no distribution expenses other than the expense of the preparation, printing and mailing of prospectuses. MONY has agreed to bear such start-up expenses, as well as any other distribution expenses that may arise.

   MSC, as broker-dealer for the Contracts, will be reimbursed by MONY and MONY America for these distribution expenses. If the Fund in the future is to bear any of these distribution expenses, the Fund's Board of Directors will formulate a written distribution plan that complies with the rules of the SEC. Both this distribution plan and any distribution agreement entered into pursuant to the plan will be approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940
Act). The plan will then be submitted for approval at the next annual meeting of shareholders. Thereafter, both the distribution plan and any related distribution agreement will continue in effect if approved annually by a majority of the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act).

Custodian

   State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the

                                      (6)

Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. State Street Bank and Trust Company also acts as the transfer agent and dividend disbursing agent for the Fund.

Independent Accountants

   The financial statements and the financial highlights table included in this Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, and are included herein in reliance upon the accompanying report of that firm, which report is given upon their authority, as experts in accounting and auditing. The business address of PricewaterhouseCoopers LLP is Two Commerce Square, Philadelphia, Pennsylvania, 19103.

Service Marks License


   As part of the Investment Advisory Agreement, MONY America (acting on behalf of MONY) has granted the Fund permission to use the word "MONY" in its corporate name and granted a royalty-free, non-exclusive license to use any service marks adopted by MONY that are appropriate for use by the Fund. However, MONY America may terminate this license if MONY, or a company controlled by it, ceases to be the Fund's investment adviser. MONY America may also terminate the license for any other reason upon 60 days' written notice. In this event, the Fund would no longer be able to use the word "MONY" in its corporate name. In addition, the Investment Advisory Agreement would also terminate 120 days after the Fund receives such notice, unless a majority of the outstanding voting shares of the Fund vote to continue the Investment Advisory Agreement, notwithstanding the license's termination.


                            MANAGEMENT OF THE FUND


   The Fund is supervised by the Board, an independent body that has ultimate responsibility for the Fund's activities. The Board retains various companies to carry out the Fund's operations, including the investment adviser and custodian. The Board has the right and the obligation to terminate the Fund's relationship with the Fund's investment adviser and custodian and retain a different company if the Board believes it is in the shareholders' best interests.


   The names of all directors and officers of the Fund, the term of office and length of time served in such office, and the principal occupation of each during the last five years are shown below.

                      DIRECTORS AND OFFICERS OF THE FUND


                                                                                   Number of
                                                                                  Portfolios
                        Position(s) Term of Office and                              in Fund        Other
                         Held with    Length of Time    Principal Occupation(s)    Overseen    Directorships
Name, Address and (Age)    Fund           Served          During Past 5 Years     by Director Held By Director
----------------------- ----------- ------------------  -----------------------   ----------- ----------------
DISINTERESTED DIRECTORS
  Joel Davis             Director    Indefinite Term   President, Architectural        7            --
  1740 Broadway                                        Designs, Inc. (Magazine
  New York, NY 10019                 18 Years          Publisher) Partner, Davis/
  (68)                                                 Herschbein & Assoc., LLC
                                                       (Consulting)

  Michael J. Drabb       Director    Indefinite Term   Executive V.P., O'Brien         7      Mainstay VP
  1740 Broadway                                        Asset Management                       Series Fund;
  New York, NY 10019                 18 Years          (1993-1999)                            NYL
  (69)                                                                                        Settlement
                                                                                              Corp.;

  Alan J. Hartnick       Director    Indefinite Term   Partner, Abelman, Frayne &      7            --
  1740 Broadway                                        Schwab, Attorneys-at-Law
  New York, NY 10019                 8 Years
  (72)

  Floyd L. Smith         Director    Indefinite Term   Retired Vice Chairman and       7      Empire Fidelity
  1740 Broadway                                        Chief Investment Officer,              Investments
  New York, NY 10019                 18 Years          MONY                                   Life Insurance
  (71)                                                                                        Company


                                      (7)

                                                                                     Number of
                                                                                    Portfolios
                        Position(s)  Term of Office and                               in Fund        Other
                         Held with     Length of Time     Principal Occupation(s)    Overseen    Directorships
Name, Address and (Age)    Fund            Served           During Past 5 Years     by Director Held By Director
----------------------- -----------  ------------------   -----------------------   ----------- ----------------

INTERESTED DIRECTOR
  Kenneth M. Levine*    Chairman        1-year Term     Executive Vice President         7       The MONY
  1740 Broadway         of the                          and Chief Investment                     Group Inc. and
  New York, NY 10019    Board and       11 Years        Officer -- The MONY                      various
  (56)                  President                       Group Inc. and MONY;                     affiliates
                                                        Executive Vice President --
                                                        MONY America
OFFICERS
  Phillip G. Goff       Controller      1-year Term     Vice President and Chief         --            --
  1740 Broadway                                         Financial Officer --
  New York, NY 10019                    3 Years         Enterprise Capital
  (38)                                                  Management, Inc.,
                                                        Enterprise Accumulation
                                                        Trust, Inc. and The
                                                        Enterprise Group of Funds,
                                                        Inc.; Senior Vice President
                                                        and Chief Financial
                                                        Officer -- Enterprise Fund
                                                        Distributors, Inc.

  John C. Norton        Vice            1-year Term     Senior Vice President --         --            --
  1740 Broadway         President --                    Compliance, MONY
  New York, NY 10019    Compliance      1 Year          Securities Corporation;
  (61)                                                  Assistant Vice President of
                                                        MONY

  David V. Weigel       Treasurer       1-year Term     Vice President and               --            --
  1740 Broadway                                         Treasurer of MONY and
  New York, NY 10019                    11 Years        various affiliates
  (55)

  Arthur D. Woods       Secretary       1-year Term     February 2001 to present --      --            --
  1740 Broadway                                         Vice President -- Chief
  New York, NY 10019                    1 Year          Counsel -- Operations,
  (46)                                                  MONY; 1996 to Jan
                                                        2001 -- Vice President and
                                                        Counsel -- Prudential Life
                                                        Insurance Company of
                                                        America



----------

* Mr. Levine, who is an interested person (as that term is defined in the 1940
Act), is a salaried employee of MONY.



                                                           Aggregate Dollar Range of Equity Securities
                                    Dollar Range of Equity   in All Registered Investment Companies
Name of Director                    Securities in the Fund            Overseen by Director
----------------                    ---------------------- -------------------------------------------
DISINTERESTED DIRECTORS
Joel Davis.........................          None                             None
Michael J. Drabb...................          None                             None
Alan J. Hartnick...................          None                             None
Floyd L. Smith.....................          None                             None
INTERESTED DIRECTOR
Kenneth M. Levine..................          None                             None




                                      (8)

                            Director Compensation Paid in 2002
                                         Pension or                            Total
                         Aggregate   Retirement Benefits    Estimated    Compensation Paid
                        Compensation Accrued as Part of  Annual Benefits   to Directors
Directors                from Fund      Fund Expenses    Upon Retirement     from Fund
---------               ------------ ------------------- --------------- -----------------
DISINTERESTED DIRECTORS
Joel Davis.............  $14,000            N/A               N/A            $14,000
Michael J. Drabb.......  $14,000            N/A               N/A            $14,000
Alan J. Hartnick.......  $14,000            N/A               N/A            $14,000
Floyd L. Smith.........  $14,000            N/A               N/A            $14,000
INTERESTED DIRECTOR
Kenneth M. Levine......     $0               N/A               N/A              $0



   The 1940 Act requires that a majority of the Board shall be persons who are not interested persons of MONY, MONY America or the Fund. The membership of the Board complies with this requirement. Certain actions of the Board, including the annual continuance of the Investment Advisory Agreement between the Fund and MONY America and the Services Agreement between MONY America and MONY, must be approved by a majority of the members of the Board who are not interested persons of MONY, MONY America or the Fund. One of the five members of the Board, Mr. Levine is an interested person of MONY, MONY America and the Fund (as that term is defined in the 1940 Act) because he is an affiliated person of MONY and MONY America.



   The Fund's Executive Committee members are Joel Davis, Michael J. Drabb and Kenneth M. Levine. The Executive Committee held no meetings during 2002. The Executive Committee has all of the authority vested in the Board except with respect to actions requiring authorization by the shareholders; filling Board vacancies; fixing compensation of Directors; approving contracts with an investment adviser or principal underwriter; amending, repealing or adopting By-Laws; amending or repealing any Board resolution; and declaring dividends.



   The Fund established an Audit Committee in December 2002. The Audit Committee held no meetings during 2002. The members of the Audit Committee are Joel Davis, Michael J. Drabb, Alan J. Hartnick and Floyd L. Smith. The Audit Committee is responsible for recommending to the Board the selection of independent auditors; approving any audit and non-audit services and fees; and providing any certifications that may be required by regulatory agencies.


   The Fund, MONY America and MSC have adopted codes of ethics under rule 17j-1 of the Investment Company Act. These codes of ethics permit personnel, subject to the conditions set forth in the code, to invest in securities, including securities that may be purchased or held by the Fund.

                              SHARES IN THE FUND

   The authorized capital stock of the Fund consists of 2 billion shares, par value $.01 per share. The shares of capital stock are divided into seven classes: Equity Income Portfolio Capital Stock (150 million shares); Equity Growth Portfolio Capital Stock (150 million shares); Intermediate Bond Portfolio Capital Stock (150 million shares); Long Term Bond Portfolio Capital Stock (150 million shares); Government Securities Portfolio Capital Stock (150 million shares); Money Market Portfolio Capital Stock (750 million shares); and Diversified Portfolio Capital Stock (150 million shares). In the future, the Fund may allocate some of the remaining authorized shares to these classes, or create new classes and then issue shares of such new classes. Each share of stock will have a pro-rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. Holders of shares of any Portfolio are entitled to redeem their shares (see "Purchase and Redemption of Shares" in the Prospectus). The shares of each Portfolio, when issued, will be fully paid and non-assessable, will have no preemptive, conversion, exchange or similar rights, and will be freely transferable. The shares do not have cumulative voting rights.

                                      (9)

   MONY provided the initial capital for each of the Portfolios. Additional shares may be acquired by MONY during the Fund's operation or any new portfolio's start-up period. The acquisition of shares by MONY will enable the Portfolios (or any new portfolios) to avoid an unrealistically poor investment performance. Poor investment performance might otherwise result because the amounts available for investment were too small. The acquisition of shares by MONY also enables the Portfolios to satisfy the net worth requirements of the 1940 Act. MONY may also acquire additional shares through dividend reinvestment in connection with the shares acquired during the start-up period. Any shares acquired by MONY (other than for allocation to the Variable Accounts) will be acquired for investment and can be disposed of only by redemption. They will not be redeemed by MONY until the other assets of the Portfolios are large enough so that redemption will not have an adverse effect upon investment performance. MONY will vote these shares in the same proportion as the shares held in the Variable Accounts, which generally are voted in accordance with the instructions of Contract holders.


                                 VOTING RIGHTS


   All shares of capital stock of the Fund have equal voting rights (regardless of the NAV per share) except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. The shares do not have cumulative voting rights. Holders of more than 50% of the shares of the Fund voting for the election of directors, can, if they choose to do so, elect all of the Fund's directors. In such event the holders of the remaining shares would not be able to elect any directors. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each outstanding share of each Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon dissolution or liquidation, in the Portfolio's net assets after satisfying outstanding liabilities.


   The voting rights of Contract holders, and limitations on those rights, are explained in the accompanying prospectus for the Contract. MONY and MONY America, as the owners of the assets in the Variable Accounts, are entitled to vote all of the shares of the Fund attributable to the Variable Accounts, but they will generally do so in accordance with the instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The Fund might under these circumstances be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims that such control exists.

                       DETERMINATION OF NET ASSET VALUE


   Portfolio shares are sold at net asset value ("NAV"). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for trading. The NAV per share for Funds is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.


   A Portfolio's portfolio securities are valued most often on the basis of market quotations. Foreign securities generally are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

   If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by a Portfolio's board of directors that it believes accurately reflects "fair value."

                                     (10)

                                ANNUAL MEETINGS


   The By-laws of the Fund provide that annual meetings will not be held in any year unless the 1940 Act requires action on one or more of the following matters: (1) election of directors; (2) approval of an investment advisory agreement; (3) ratification of selection of independent public accountants; and
(4) approval of a distribution agreement. The 1940 Act essentially requires election of directors by shareholders when less than a majority then in office had been elected by shareholders, and it requires ratification of the selection of independent public accountants when the selection of such accountants has not previously been ratified by the shareholders. It also requires approval of an agreement with an investment advisor when such agreement has not previously been approved by the shareholders (other than an agreement with an investment adviser entered into when a new portfolio of the Fund is created). Currently, the 1940 Act requires a distribution agreement to be approved by either the board of directors or the shareholders.


                                CONTROL PERSONS


   MONY America, an Arizona corporation whose principal business address is 1740 Broadway, New York, New York 10019, and a wholly-owned subsidiary of MONY, and MONY, a New York life insurance company whose principal place of business is 1740 Broadway, New York, New York 10019, and through their respective Variable Accounts will own all of the Fund's outstanding shares, other than the shares in the Fund purchased for investment by MONY to provide operating capital for the Portfolios (and any new portfolios) of the Fund started and any additional shares acquired by MONY through reinvestment of dividends on those shares. The shares held by the Variable Accounts will generally be voted in accordance with instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The shares held by MONY in respect of its providing operating capital to the Fund's Portfolios will be voted in the same proportions as those voted by MONY and MONY America which are held in the Variable Accounts. The Fund might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act, although the Fund disclaims such control. The amount of shares of each Portfolio of the Fund owned by directors and officers of the Fund as a group is less than one percent of each Portfolio's outstanding shares.


                   PORTFOLIO BROKERAGE AND RELATED PRACTICES


   MONY America, which is at all times subject to the direction and supervision of the Board, is responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions, and the negotiations of brokerage commissions, if any. MONY America may fulfill these responsibilities to the Fund by using the services of MONY and MONY's Investment Department personnel under the terms of the Services Agreement between MONY America and MONY. For more detailed information about the Services Agreement, see "Investment Advisory And Other Services".


   Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by the Fund. Transactions in money market instruments and bonds, on the other hand, will not normally incur any brokerage commissions. Such securities, as well as equity securities traded in the over-the-counter market, are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.


   MONY America is not obligated to deal with any dealer or group of dealers in the execution of transactions for the Fund's Portfolios. In connection with any securities transaction that involves a commission payment, MONY America negotiates the commission with the broker in part on the basis of the quality and quantity of


                                     (11)
execution services that the broker provides, in light of generally prevailing commission rates. For the years 2002, 2001 and 2000, each Portfolio paid brokerage commissions in the amounts set forth below:



Name of Portfolio                                        2002    2001    2000
-----------------                                       ------- ------- -------
Equity Income Portfolio................................ $13,892 $18,917 $16,717
Equity Growth Portfolio................................ $ 1,708 $ 2,560 $ 2,744
Diversified Portfolio.................................. $ 1,967 $ 3,052 $ 2,186



   Commissions in the amount of $482 were paid to a broker that was an affiliated person of the Fund, the investment adviser or the principal underwriter or an affiliated person of that person.



   When selecting a broker or dealer in connection with a transaction for any Portfolio, MONY America gives consideration to whether the broker or dealer has furnished MONY or any companies controlled by MONY with certain research services. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. MONY personnel may use these services in connection with all of the investment activities of MONY or its companies, and some of the data or services obtained in connection with the execution of transactions for a Portfolio may be used in managing other investment accounts of MONY or its companies. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used by MONY personnel in providing investment management for the Fund.



   It is the present practice of MONY America to use brokers selected primarily on the basis of their furnishing not only satisfactory execution of transactions, but also research services such as analyses and reports concerning issuers and industries, economic factors and portfolio strategy. In some cases, this could cause the Fund to pay commissions or spreads in excess of the amount which another broker would have charged for effecting a similar transaction. In any such case, MONY America will determine in good faith that the greater commission or spread is reasonable in relation to the value of the services provided by the executing broker viewed in terms of the particular transaction or MONY America's responsibilities to each Portfolio and overall responsibilities to all the Portfolios of the Fund and accounts under the Investment Adviser's and MONY's management. No services other than brokerage, research and statistical services are considered by MONY America in determining the reasonableness and amount of commissions or spreads to be paid to any broker. All such services obtained from brokers benefit generally all the accounts and Portfolios under the Investment Adviser's management and are not identified in any specific account or Portfolio, and may benefit other accounts under MONY's management. Information so received will be in addition to and not in lieu of the services required to be performed by MONY America.



   MONY America may employ a broker affiliated with MONY America or MONY to execute brokerage transactions on behalf of the Portfolios, as long as MONY America obtains a price and execution as favorable as that which would be available through the use of an unaffiliated broker, and no less favorable than the affiliated broker's contemporaneous charges to its other most favored, but unaffiliated, customers. The Fund may not engage in any transactions in which MONY or any of its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.



   MONY America or MONY may enter into business transactions with brokers or dealers other than using them to execute Portfolio securities transactions for accounts MONY America manages. These other transactions will not affect MONY America's selection of brokers or dealers in connection with portfolio transactions for the Fund.


   The portfolio turnover rates for each Portfolio of the Fund are shown in the Prospectus in section entitled, "Financial Highlights".

                                     (12)

                           FEDERAL INCOME TAX STATUS

   The Fund and its Portfolios each intend to qualify as a "regulated investment company" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for treatment as regulated investment companies, the Fund and each of its Portfolios must, among other things, satisfy the following requirements:


      1. At least 90 percent of the gross income of each of the Portfolios must be derived from dividends, interest, payments with respect to securities loans (as defined in section 512(a)(5) of the Code), and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the 1940 Act) or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. For purposes of meeting this requirement, foreign currency gains which are not ancillary to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income.



      2. At the close of each calendar quarter, at least 50 percent of the value of the total assets of each of the Portfolios must by represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities (limited for each portfolio in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of that Portfolio and to not more than 10 percent of the outstanding voting securities of the issuer).



      3. At the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of any one issuer except that this limitation shall not apply to U.S. Government securities or securities of other regulated investment companies. In addition, at the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of 2 or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.


   For substantially all federal income tax purposes, each Portfolio of the Fund is a separate entity. This means that the investment results of each Portfolio will be calculated separately from those of the other Portfolios for purposes of determining whether each Portfolio qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss) and net realized capital gains (or losses).

   For information regarding the federal income tax implications of the Fund and its Portfolios qualifying as a regulated investment company, see the section of the Prospectus entitled "Dividends, Distributions and Taxes".

   If the Fund qualifies as a "regulated investment company" by complying with applicable provisions of the Code and distributes all of its net income (both ordinary income and capital gain), the Fund will be relieved of federal income tax on the amounts distributed.

   The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the courts and the Internal Revenue Service. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative, administrative or judicial action. Moreover, although "series" fund regulated investment companies have been in existence for many years, there is very little authority interpreting the pertinent provisions of the Code and Treasury Regulations as they are applied to a "series" fund type of regulated investment company like the Fund.

                 CALCULATION OF PERFORMANCE OF THE PORTFOLIOS

   From time to time, the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future

                                     (13)
performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and the recurring charges and deductions borne by or imposed on the Portfolio. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.


Yield Calculations


   Money Market Portfolio. The performance data for this Portfolio will reflect the "yield" and "effective yield". The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.




   The yield is calculated by dividing the sum of the dividends declared during the seven-day period on one share purchased at the beginning of the seven-day period by the value on the first day (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by seven to obtain the annualized yield.



   The effective yield is calculated by compounding the Base Period Return calculated above, adding 1 to the Base Period Return, and raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result as indicated by the following formula:



             Effective Yield = (Base Period Return +1)/365/7/ - 1



   All Other Portfolios. A Portfolio's yield is computed by dividing the net investment income per share earned during the specific one-month or 30-day period by the offering price per share on the last day of the period, according to the following formula:



                                      a-b
                       Yield  =   2[( ----)   + 1)/6/ -1]
                                      cd



 a   =   dividends and interest earned during the period;

 b   =   expenses accrued for the period (net of reimbursements);

 c   =   the average daily number of shares outstanding during the period that were entitled to receive dividends; and

 d   =   the offering price per share on the last day of the period.



Total Return Calculations



   Average Annual Total Return. A Portfolio's average annual total return quotation is computed in accordance with a method prescribed by SEC rules. The average annual total return for a Portfolio for a specified period is determined by assuming a hypothetical $1,000 investment in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the nth root (n representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period.


                                     (14)

   The "average annual total return" can be expressed by the following formula:



                               P(1 + T)/n/ = ERV



 P   =   a hypothetical initial payment of $1,000;

 T   =   average annual total return;

 n   =   number of years; and

 ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion).



   The ERV assumes complete redemption at the end of the 1-, 5- or 10-year period.



   Total Return. A Portfolio's total return for a specific period is calculated by first taking an investment (assumed to be $1,000) in the Portfolio's shares on the first day of the period at the then effective net asset value per share ("initial investment") and computing the ending value ("ending value") of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the difference by the initial investment and expressing the result as a percentage. This calculation assumes that all income and capital gain dividends by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.



   "Total return" represents the cumulative change in the value of an investment for the specified period and is computed by the following formula:



                             Total Return =   ERV-P
                                              -----
                                                P



 P   =   a hypothetical initial payment of $1,000; and

 ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion).



   Total return data may also be shown for larger investments which would reflect the average size purchase payment made for Contracts, the purchasers of which may allocate purchase payments to subaccounts which purchase shares of the Portfolios of the Fund.



   The rate of return for a Portfolio is not the rate of return of a corresponding subaccount of a separate account. Average annual total returns, total returns and yields of such subaccounts reflect the deduction of variable contract charges, including a mortality and expense risk charge, and, when calculated for corresponding periods, are lower. Variable contract holders should consult the prospectus for their contract for subaccount performance figures.




   In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Index, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison.

                                     (15)

                               PERFORMANCE DATA


   Money Market Portfolio. For the seven-day period ended December 31, 2002, the yield was 1.17% and the effective yield was 1.18%.





   Dividends reflect the net investment income of the Portfolio. Net investment income reflects earnings on investments less expenses of the Fund including the Investment Management Fee (which for calculating the yield and effective yield quoted above will be the fee which would be charged based upon the amount of assets under management on the last day of the period for which the quoted yield is stated, which for the yield and the effective yield quoted above is 0.40%). It is the practice of the Money Market Portfolio to pay dividends daily in the form of shares (thereby maintaining the value of one share of the Money Market Portfolio at $1.00). However, for the purpose of these calculations, it has been assumed that no additional shares have been issued and that dividends are paid in cash.



   All Portfolios including the Money Market Portfolio. The average annual total return for the one, five, and ten year periods ended December 31, 2002, and for the period since inception through December 31, 2002, are shown in the following table.


                            MONY SERIES FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURN


                                                                          For the
                                                             For the    period since
                                 For the year For the five  ten years    inception
                                    ended     years ended     ended       through
                                 December 31, December 31, December 31, December 31,
Portfolio                            2002         2002         2002         2002
---------                        ------------ ------------ ------------ ------------
Equity Income (3/4/85*).........    -15.14%      -0.50%        8.91%       10.67%
Equity Growth (3/4/85*).........    -22.67%      -0.22%        8.62%       10.42%
Intermediate Term Bond (3/1/85*)      9.34%       6.64%        6.51%        8.03%
Long Term Bond (3/20/85*).......     14.06%       7.35%        8.44%       10.04%
Government Securities (5/1/91*).      6.57%       6.03%        5.79%        6.40%
Money Market (7/29/85*).........      1.50%       4.31%        4.42%        5.18%
Diversified (4/3/85*)...........    -16.37%       1.31%        8.01%        9.22%

----------
* Inception date.

   The table above assumes that a $1,000 payment was made at the beginning of the period shown, that no further payments were made, and that any distributions from the assets of the Portfolio were reinvested. The average annual total return percentages shown in the table reflect the average annualized historical rates of return, deductions for all charges, expenses, and fees of the Fund. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts.


   The table below shows total returns for the year to date (January 1, 2002 to March 14, 2003) assuming a $1,000 payment made at the beginning of the period and reflecting the same assumptions as the total return table appearing on page
(14):







                             FINANCIAL STATEMENTS



   The Fund's Annual Report dated December 31, 2002, which was filed with the Securities & Exchange Commission on February 25, 2003 (accession number 0000931763-03-000369) is hereby incorporated by reference into this Statement of Additional Information.


                                     (16)

                                    PART C

                               OTHER INFORMATION

   Registrant hereby incorporates herein by reference the Prospectus and Statement of Additional Information included in Post-Effective Amendment No. 22 to Registration Statement on Form N-1A (Registration No. 2-95501).

Item 23.  Exhibits

   (a) Articles of Incorporation of MONY Series Fund, Inc. previously filed with the Commission as Exhibit 1 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.

   (b) By-Laws of MONY Series Fund, Inc. as amended, previously filed with the Commission as Exhibit 2 in Post-Effective Amendment No. 8 to Registration Statement dated February 26, 1993 (Registration No. 2-95501) is incorporated herein by reference.

   (c) Not applicable

   (d) Amended Investment Advisory Agreement Between MONY Life Insurance Company of America and MONY Series Fund, Inc. filed as Exhibit 5(i) in Post-Effective Amendment No. 14 to Registration Statement dated February 27, 1998 (Registration No. 2-95501) is incorporated herein by reference.

   (e) Underwriting Agreement Between MONY Securities Corp., MONY Series Fund, Inc., and MONY Life Insurance Company of America previously filed with the Commission as Exhibit 6(i) in Post Effective Amendment No. 6 to Registration Statement dated February 28, 1991 (Registration No. 2-95501) is incorporated herein by reference.

   (e)(2) Underwriting Agreement Between The Mutual Life Insurance Company of New York, MONY Series Fund, Inc. and MONY Securities Corp. previously filed with the Commission as Exhibit 6(ii) in Post Effective Amendment No. 6 to Registration Statement dated February 28, 1991 (Registration No. 2-95501) is incorporated herein by reference.

   (f) Not applicable

   (g) Custodian Contract between State Street Bank and Trust Company and MONY Series Fund, Inc. is filed herewith.

   (h)(1) Services Agreement Between The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America previously filed with the Commission as Exhibit 5(ii) in Pre-Effective Amendment No. 2 to Registration Statement dated July 19, 1985 (Registration No. 2-95501) is incorporated herein by reference.

   (h)(2) Administrative Services Agreement dated December 1, 1999 between MONY Series Fund, Inc. and Enterprise Capital Management, Inc. is filed herewith.

   (i) Opinion and Consent of Messrs. Cleary, Gottlieb, Steen & Hamilton previously filed with the Commission as Exhibit 10 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.

   (j)(1) Consent of PricewaterhouseCoopers LLP, Independent Accountants filed herewith as Exhibit (j)(1).

   (j)(2) Representation and Consent of Messrs. Cleary, Gottlieb, Steen & Hamilton previously filed with the Commission as Exhibit 11(b) in Post-Effective Amendment No. 2 to Registration Statement dated July 19, 1985 (Registration No. 2-95501) is incorporated herein by reference.

   (k) Not applicable

   (l) Capitalization Agreement between MONY Series Fund, Inc. and The Mutual Life Insurance Company of New York previously filed with the Commission as
Exhibit 13 in Pre-Effective Amendment No. 1 to Registration Statement dated July 12, 1985 (Registration No. 2-95501) is incorporated herein by reference.

   (m) Not applicable

   (n) Not applicable

   (p) Code of Ethics for Operation of MONY Series Fund, Inc. previously filed with the Commission as Exhibit (p) in Post-Effective Amendment No. 19 to Registration Statement dated February 25, 2000 (Registration No. 2-95501) is incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control With Registrant


   MONY Life Insurance Company ("MONY"), a corporation organized under the laws of New York, through the Keynote Series Account, MONY Variable Account A, MONY Variable Account L and MONY Variable Account S, and MONY Life Insurance Company of America ("MONY America"), a corporation organized under the laws of Arizona, through MONY America Variable Account A, MONY America Variable Account L, and MONY America Variable Account S will own all of Registrant's outstanding securities, except those shares of the Registrant purchased by MONY for its own account as initial capitalization for the Registrant, as described in the Registrant's Prospectus (Shares in the Fund) and Statement of Additional Information (Control Persons). Those shares will be voted as directed by persons having interests in the respective Variable Accounts, registered as unit investment trusts under the Investment Company Act of 1940 (the "1940 Act"). Registrant might nonetheless be deemed to be controlled by such Companies by virtue of the presumption contained in Section 2(a)(9) of the 1940 Act although Registrant disclaims such control. MONY America is a wholly-owned subsidiary of MONY.





   The list required by this Item, which includes the subsidiaries of The MONY Group Inc. ("The MONY Group"), is incorporated herein by reference to Exhibit 21, "Subsidiaries of the Registrant" of the Form 10-K filed by the MONY Group pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (SEC File NO. 1-14063) for the fiscal year ended December 31, 2002 (the "Form 10-K").




Item 25.  Indemnification

   Article VII, paragraph (4) of Registrant's Articles of Incorporation provides that:

      The Corporation shall have the power and authority to indemnify its directors, officers and employees to the fullest extent permitted by law. No provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Article VIII of the Registrant's By-Laws provides that:

      Each officer, director, employee or agent of the Corporation shall be indemnified by the Corporation to the fullest extent permitted under the Maryland General Corporation Law and the Investment Company Act of 1940, as amended. Nothing in the By-Laws protects or purports to protect any director, officer, employee, or agent of the Corporation against any liability to the Corporation or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Article V of the Investment Advisory Agreement between Registrant and MONY America provides that:

      The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the investment management services it performs under this Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence or reckless disregard in the performance of the duties or obligations under this Agreement of Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement). With respect to the administrative services it is obligated to perform under this Agreement, the Adviser will not be liable for any action taken or omitted by it in good faith without negligence.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser

  (a) Directors and Officers of MONY


   MONY is managed by its Board of Directors. The directors of MONY (including their principal occupations) and the principal officers of MONY (including their positions and offices, as well as their principal occupations during the past two fiscal years and their affiliations with MONY's subsidiaries) at March 1, 2003 are as follows:


                                   DIRECTORS

   Tom H. Barrett, Former Chairman of the Board, President & Chief Executive Officer, The Goodyear Tire & Rubber Company, Akron, Ohio.

   David L. Call, Donald P. Lynch Dean Emeritus, Dean, Cornell University, College of Agriculture and Life Sciences, Ithaca, New York.

   G. Robert Durham, Retired Chairman and Chief Executive Officer, Walter Industries, Inc., Tampa, Fla. and Retired Chairman and Chief Executive Officer, Phelps Dodge Corporation.

   James B. Farley, Retired Chairman and Chief Executive Officer, MONY.


   Margaret M. Foran, Vice President and Secretary, Pfizer, Inc., New York, NY.


   Robert Holland, Jr., President and Chief Executive Officer, WorkPlace Integrators, Bingham Farms, Michigan.

   James L. Johnson, Chairman Emeritus, GTE Corporation, Stamford, Connecticut 06904.

   Frederick W. Kanner, Partner, Dewey Ballantine LLP, New York, NY.

   Robert R. Kiley, President and Chief Executive Officer, The New York City Partnership and Chamber of Commerce, Inc., New York, NY.

   Jane C. Pfeiffer, Management Consultant, Greenwich, Ct.

   Thomas C. Theobald, Managing Director, William Blair Capital Partnership, L.L.C., Chicago, Illinois.

                               OFFICER-DIRECTORS

   Michael I. Roth, Director, Chairman and Chief Executive Officer, The MONY Group Inc.; Director, Chairman and Chief Executive Officer, MONY; Director, Chairman and Chief Executive Officer, MONY Life Insurance Company of America; Director, MONY CS, Inc., and 1740 Advisers, Inc.

   Samuel J. Foti, Director, President and Chief Operating Officer, The MONY Group Inc.; Director, President and Chief Operating Officer, MONY; Director, President and Chief Operating Officer, MONY Life Insurance Company of America; Director and Chairman, MONY International Holdings, Inc., MONY Life Insurance Company of the Americas, Ltd., MONY Bank & Trust Company of the Americas, Ltd.; Director, MONY Brokerage, Inc.,

   Kenneth M. Levine, Director, Executive Vice President and Chief Investment Officer, The MONY Group Inc.; Director, Executive Vice President and Chief Investment Officer, MONY; Director, Chairman, and President, MONY Series Fund, Inc.; Director, Chairman and Chief Executive Officer, 1740 Ventures, Inc., MONY Realty Partners, Inc.; Director and President, MONY Funding, Inc.; Director and Executive Vice President, MONY Life Insurance Company of America; Director, 1740 Advisers, Inc.

   The business and other connections of MONY's officers are listed on schedules A and D of Form ADV for MONY as filed with the Commission on December 20, 1977 and as amended, the text of which is hereby incorporated by reference. The business address for all directors and officers of MONY is 1740 Broadway, New York, N.Y. 10019.

  (b) Directors and Officers of MONY America

   MONY America has entered into a Services Agreement with MONY, the successor to The Mutual Life Insurance Company of New York. MONY will provide MONY America with some or all of the personnel, services, facilities, supplies and equipment necessary for MONY America to carry out its duties to the Fund.


             Name                               Position
             ----                               --------
             Michael I. Roth........... Chairman, Chief Executive
                                        Officer and Director
             Samuel J. Foti............ President, Chief
                                        Operating Officer and
                                        Director
             Kenneth M. Levine......... Executive Vice President,
                                          Chief Investment
                                          Officer and Director
             Richard Daddario.......... Executive Vice President,
                                          Chief Financial Officer
                                          and Director
             Michael Slipowitz......... Vice President, Actuary
                                        and Director
             Margaret G. Gale.......... Vice President and
                                        Director
             Steven G. Orluck.......... Vice President and
                                        Director

             Name                               Position
             ----                               --------
             Evelyn L. Peos............ Vice President and
                                        Director
             Jay Cohen................. Vice President-Chief
                                          Compliance Officer and
                                          Director
             Richard E. Connors........ Vice President and
                                        Director
             Arnold B. Brousell........ Vice President,
                                          Controller and Chief
                                          Accounting Officer
             Sam Chiodo................ Vice President
             William D. Goodwin........ Vice President
             David S. Waldman.......... Secretary
             David V. Weigel........... Treasurer


   The business and other connections of MONY America's officers are listed in MONY America Variable Account A (Registration No. 333-72632) ordered effective January 22, 2002 as it may be amended from time to time and as currently on file with the Commission, text of which is hereby incorporated by reference.

   The business address for all the directors and officers of MONY America is 1740 Broadway, New York, New York 10019.

Item 27.  Principal Underwriters

   MONY Securities Corporation ("MSC") is the principal underwriter of the Fund and also acts as principal underwriter of the Contracts. Neither MONY nor any other person receives commissions or other compensation in connection with distribution of the Fund's shares, although they may receive such commissions in connection with underwriting of the Contracts.

   Set forth below is certain information regarding the directors and officers of MONY Securities Corporation ("MSC"), the principal underwriter for the Fund. The principal business address of the persons named below is 1740 Broadway, New York, New York 10019.


                                     Positions and Offices with         Positions and Offices with
Name                                   Principal Underwriter                    Registrant
----                                 --------------------------         --------------------------
Steven G. Orluck.............. Director and Chairman of the Board                  n/a
Phillip P. D'Ambrisi.......... Director, President and Chief Executive             n/a
                                 Officer
Charles P. Leone.............. Director, Senior Vice President and                 n/a
                                 Chief Compliance Officer
John M. Purcell............... Senior Vice President -- Marketing                  n/a
Tara Eirich................... Senior Vice President -- Operations                 n/a
John C. Norton................ Senior Vice President -- Compliance     Vice President -- Compliance
Timothy Looney................ Senior Vice President -- Financial                  n/a
                                 Principal
Christopher Adirente.......... Vice President -- Marketing                         n/a
Maria Dunn.................... Vice President -- Operations                        n/a
James Gould................... Vice President                                      n/a
Jeffrey Harrison.............. Vice President -- Financial Planning                n/a
Robert L. Sansone............. Vice President                                      n/a
Steve Saperstein.............. Vice President -- Marketing                         n/a
Tamara L. Bronson............. Treasurer                                           n/a
Arthur D. Woods............... Secretary                                        Secretary

Item 28.  Location of Accounts and Records

   All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019, Enterprise Capital Management, Inc. Suite 450, 3343 Peachtree Road, Atlanta, Georgia 30326, or the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin St., Boston, Massachusetts 02110.

Item 29.  Management Services

   Not applicable.

Item 30.  Undertakings




   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 24 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, State of New York, on the 28th day of April, 2003 and Registrant hereby certifies that the requirements of Rule 485(b) have been met.


                                          MONY SERIES FUND, INC.

                                                 /s/  KENNETH M. LEVINE
                                          By ___________________________________
                                                Kenneth M. Levine, Chairman
                                                 of the Board and President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 24 to its Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2003.



      Signature                         Title
      ---------                         -----
/s/  KENNETH M. LEVINE
----------------------   Director, Chairman of the Board and
  Kenneth M. Levine    President (Principal Executive Officer)

   /s/  JOEL DAVIS
----------------------                Director
      Joel Davis

/s/  MICHAEL J. DRABB
----------------------                Director
   Michael J. Drabb

/s/  ALAN J. HARTNICK
----------------------                Director
   Alan J. Hartnick

 /s/  FLOYD L. SMITH
----------------------                Director
    Floyd L. Smith

                                 EXHIBIT INDEX


   Exhibit No.
   -----------
     (j)(1)    Consent of PricewaterhouseCoopers LLP, Independent Accountants


                                      1